                                                                   Exhibit 10.41
================================================================================


                                 LOAN AGREEMENT


                                      AMONG


                                PRICESMART, INC.,


                               PSMT CARIBE, INC.,


                          PRISMAR DE COSTA RICA, S.A.,


                              PRICSMARLANDCO, S.A.


                                       AND


                     OVERSEAS PRIVATE INVESTMENT CORPORATION


                           DATED AS OF AUGUST 17, 2001


                              OPIC/515-2001-181-DI


================================================================================

                              TABLE OF CONTENTS

                                                                                                               PAGE


ARTICLE I    DEFINITIONS AND INTERPRETATION......................................................................1

         SECTION 1.01.     DEFINITIONS AND INTERPRETATION........................................................1

ARTICLE II    AMOUNT AND TERMS OF THE LOAN.......................................................................1

         SECTION 2.01.     AMOUNT AND DISBURSEMENT...............................................................1

         SECTION 2.02.     INTEREST; DEFAULT INTEREST............................................................2

         SECTION 2.03.     REPAYMENT OF THE LOAN.................................................................2

         SECTION 2.04.     VOLUNTARY PREPAYMENT..................................................................2

         SECTION 2.05.     MANDATORY PREPAYMENT..................................................................2

         SECTION 2.06.     LOAN FEES AND CANCELLATION............................................................3

         SECTION 2.07.     TAXES.................................................................................3

         SECTION 2.08.     MISCELLANEOUS.........................................................................4

ARTICLE III    REPRESENTATIONS AND WARRANTIES....................................................................4

         SECTION 3.01.     REPRESENTATIONS AND WARRANTIES........................................................4

ARTICLE IV    CONDITIONS PRECEDENT TO FIRST DISBURSEMENT.........................................................7

         SECTION 4.01.     AUTHORIZATION.........................................................................7

         SECTION 4.02.     FINANCING DOCUMENTS...................................................................8

         SECTION 4.03.     INVESTMENT............................................................................9

         SECTION 4.04.     CONSENTS..............................................................................9

         SECTION 4.05.     LAND..................................................................................9

         SECTION 4.06.     INSURANCE.............................................................................9

         SECTION 4.07.     ACCOUNTANTS...........................................................................9

         SECTION 4.08.     LEGAL OPINIONS.......................................................................10

         SECTION 4.09.     OTHER DOCUMENTS......................................................................10

         SECTION 4.10.     OTHER FINANCINGS.....................................................................10

ARTICLE V    CONDITIONS PRECEDENT TO EACH DISBURSEMENT..........................................................10

         SECTION 5.01.     REPRESENTATIONS AND DEFAULTS.........................................................10

         SECTION 5.02.     CHANGE IN CIRCUMSTANCES..............................................................10

         SECTION 5.03.     DISBURSEMENT CERTIFICATE.............................................................10

         SECTION 5.04.     FINANCIAL INFORMATION AND PROJECT PROGRESS...........................................10

         SECTION 5.05.     PAYMENT OR REIMBURSEMENT OF EXPENSEs.................................................11

         SECTION 5.06.     CENTRAL BANK REGISTRATION............................................................11

         SECTION 5.07.     DEBT SERVICE RESERVE ACCOUNT.........................................................11


                                       -i-
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ARTICLE VI    AFFIRMATIVE COVENANTS.............................................................................11

         SECTION 6.01.     PROJECT COMPLETION...................................................................11

         SECTION 6.02.     COMPANY OPERATIONS...................................................................11

         SECTION 6.03.     MAINTENANCE OF RIGHTS AND COMPLIANCE WITH LAWS.......................................12

         SECTION 6.04.     MAINTENANCE OF INSURANCE.............................................................12

         SECTION 6.05.     ACCOUNTING AND FINANCIAL MANAGEMENT..................................................14

         SECTION 6.06.     FINANCIAL STATEMENTS AND OTHER INFORMATION...........................................14

         SECTION 6.07.     ACCESS TO RECORDS; INSPECTION; MEETINGS..............................................15

         SECTION 6.08.     NOTICE OF DEFAULT AND OTHER MATTERS..................................................15

         SECTION 6.09.     SECURITY DOCUMENTS...................................................................16

         SECTION 6.10.     FINANCIAL RATIOS; DEBT SERVICE RESERVE...............................................16

         SECTION 6.11.     ENVIRONMENTAL COMPLIANCE.............................................................16

         SECTION 6.12.     ERISA COMPLIANCE.....................................................................16

ARTICLE VII    NEGATIVE COVENANTS...............................................................................16

         SECTION 7.01.     LIENS................................................................................16

         SECTION 7.02.     INDEBTEDNESS.........................................................................17

         SECTION 7.03.     NO ALTERATION OF AGREEMENTS..........................................................18

         SECTION 7.04.     RESTRICTED PAYMENTS..................................................................18

         SECTION 7.05.     CONDUCT OF BUSINESS WITH AFFILIATES..................................................18

         SECTION 7.06.     AFFILIATE PAYMENTS...................................................................19

         SECTION 7.07      NO SALE OF ASSETS; MERGERS...........................................................19

         SECTION 7.08.     ORDINARY CONDUCT OF BUSINESS.........................................................19

         SECTION 7.09.     WORKER RIGHTS........................................................................20

         SECTION 7.10.     PENSION PLANS........................................................................21

ARTICLE VIII    DEFAULTS AND REMEDIES...........................................................................21

         SECTION 8.01.     EVENTS OF DEFAULT....................................................................21

         SECTION 8.02.     REMEDIES UPON EVENT OF DEFAULT.......................................................23

         SECTION 8.03.     JURISDICTION AND CONSENT TO SUIT; WAIVERS............................................23

         SECTION 8.04.     JUDGMENT CURRENCY....................................................................24

         SECTION 8.05.     IMMUNITY.............................................................................24


                                       -ii-
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ARTICLE IX    MISCELLANEOUS.....................................................................................25

         SECTION 9.01.     NOTICES..............................................................................25

         SECTION 9.02.     ENGLISH LANGUAGE.....................................................................25

         SECTION 9.03.     GOVERNING LAW........................................................................25

         SECTION 9.04.     SUCCESSION; ASSIGNMENT...............................................................25

         SECTION 9.05.     SURVIVAL OF AGREEMENTS...............................................................26

         SECTION 9.06.     INTEGRATION; AMENDMENTS..............................................................26

         SECTION 9.07.     SEVERABILITY.........................................................................26

         SECTION 9.08.     NO WAIVER............................................................................26

         SECTION 9.09.     WAIVER OF JURY TRIAL.................................................................26

         SECTION 9.10.     INDEMNITY............................................................................27

         SECTION 9.11.     FURTHER ASSURANCES...................................................................27

         SECTION 9.12.     COUNTERPARTS.........................................................................27

         SECTION 9.13.     WAIVER OF LITIGATION PAYMENTS........................................................28


SCHEDULES
---------
      X                  Definitions and Rules of Interpretation

      1.01               Application

      3.01(d)(i)         Capitalization

      3.01(d)(ii)        Rights and Claims on Stock

      3.01(d)(iii)       Ownership Interests

      3.01(j)            Licenses, Trademarks, Patents

      3.01(l)(i)         Project Financial Plan

      3.01(l)(ii)        Corporate Financial Plan

      4.02(a)(iii)(A)    Liens in Favor of OPIC on Immovable and Movable Assets
                         (Costa Rica)

      4.02(a)(iii)(B)    Liens in Favor of OPIC on Movable Assets (Costa Rica)

      4.04               Consents

      6.04(a)(i)         Insurance

      7.01(c)            Liens

      7.02(e)            Indebtedness

EXHIBITS

      A                  Form of Promissory Note

      B                  Form of Disbursement Request

      C(i), (ii), (iii), Form of Authorization Certificate (pursuant to
      and (iv)           Section 4.01); C(i) with respect to PriceSmart, C(ii) with respect to
                         PSMT Caribe, C(iii) with respect to
                         PSMT Costa Rica, and C(iv) with respect to Costa Rica
                         Landco

      D                  Form of Disbursement Certificate (pursuant to
                         Section 5.03)

      E                  Form of Self-Monitoring Questionnaire

      F                  Form of Annual Operations Report

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT, dated as of August 17, 2001 (this "AGREEMENT"), is made among PriceSmart, Inc., a corporation organized and existing under the laws of the State of Delaware, USA ("PRICESMART"), PSMT Caribe, Inc., a corporation organized and existing under the laws of the Territory of the British Virgin Islands ("PSMT CARIBE"), Prismar de Costa Rica, S.A., a corporation organized and existing under the laws of Costa Rica ("PSMT COSTA RICA"), and Pricsmarlandco, S.A., a corporation organized and existing under the laws of Costa Rica ("COSTA RICA LANDCO"), each a "BORROWER" and, collectively, the "BORROWERS", and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC").

      The Borrowers intend to implement the Project (as defined herein) and has requested that OPIC provide a credit facility pursuant to Section 234(c) of the Foreign Assistance Act of 1961, as amended, which OPIC is willing to do on the terms and conditions set forth herein. Accordingly, in consideration of the foregoing and of the agreements contained herein, it is agreed as follows:


                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION


      SECTION 1.01 DEFINITIONS AND INTERPRETATION.

      In this Agreement, (a) capitalized terms used but not otherwise defined have the meanings set forth in the attached Schedule X, and (b) the rules of interpretation set forth in Schedule X apply.


                                   ARTICLE II
                          AMOUNT AND TERMS OF THE LOAN


      SECTION 2.01 AMOUNT AND DISBURSEMENT.

      (a) COMMITMENT. Subject to the terms and conditions hereof, OPIC agrees to make, and the Borrowers agree to accept, a Loan in a principal amount not to exceed $5,000,000.

      (b) DISBURSEMENT; TERM. During the Commitment Period, the Borrowers may request a Disbursement by delivering to OPIC a Disbursement Request substantially in the form of Exhibit B not less than ten (10) Business Days prior to the Closing Date. Each Disbursement shall be evidenced by a Note, dated the Closing Date, in the principal amount of the Disbursement and maturing on the Loan Maturity Date. The Loan shall not exceed the amount of the Commitment, and Loan amounts repaid may not be reborrowed.

      (c) NUMBER AND AMOUNT OF DISBURSEMENTS. There shall be no more than two
(2) Disbursements. Each Disbursement shall be at least $2,500,000.

      (d) APPOINTMENT. Notwithstanding any provision in this Agreement, each of PSMT Caribe, PSMT Costa Rica, and Costa Rica Landco irrevocably appoints and designates PriceSmart as its attorney-in-fact for the purpose of receiving any notice or request and further authorizes PriceSmart to make the request provided in Section 2.01(b) or any other request permitted to be made by the Borrowers under this Agreement, to receive all disbursements to be made hereunder, and to take any other action required or permitted to be taken on its behalf under this Agreement.

      SECTION 2.02 INTEREST; DEFAULT INTEREST.

      (a) INTEREST RATE. The Borrowers shall pay interest, semi-annually in arrears, on the outstanding principal balance of each Note at the Interest Rate and at the times specified in each Note.

      (b) DEFAULT RATE. If the Borrowers fail to pay when due any amount due to OPIC under any Financing Document, such unpaid amount shall bear interest at the Default Rate from the date such amount is due until the date on which such amount is paid in full.


      SECTION 2.03 REPAYMENT OF THE LOAN.

      The Borrowers shall repay the Loan in sixteen (16) approximately equal semi-annual installments (collectively, the "PRINCIPAL INSTALLMENTS") on each Payment Date, commencing on March 15, 2003 and ending no later than the Loan Maturity Date.


      SECTION 2.04 VOLUNTARY PREPAYMENT.

      (a) On any Business Day following the last day of the Commitment Period, the Borrowers may, upon thirty (30) Business Days' prior notice to OPIC, prepay the Loan, in whole or in part, together with the payment to OPIC of (i) interest accrued to the date of prepayment on the portion of the principal amount of each Note that is to be prepaid, and (ii) a premium (the "PREPAYMENT PREMIUM"), calculated as a percentage of the Loan amount prepaid, in accordance with the following schedule:


YEAR FOLLOWING EXPIRATION OF COMMITMENT PERIOD     PREPAYMENT PREMIUM
Year 1                                             3%
Year 2                                             2%
Year 3                                             1%
Year 4 and thereafter                              None


      (b) All voluntary prepayments shall be applied to Principal Installments in the inverse order of maturity.

      (c) The minimum partial voluntary prepayment shall be $1,365,000, provided however, if OPIC fully disburses the $5,000,000 loan made to PriceSmart, PSMT Caribe, PriceSmart Dominicana, S.A. and Inmobiliaria PriceSmart, S.A. under loan agreement number OPIC/517-2001-181-DI, the minimum partial voluntary prepayment hereunder shall be reduced to $682,500.


      SECTION 2.05 MANDATORY PREPAYMENT.

      (a) The Borrowers shall prepay the Loan in the event that and in the amount by which:

            (i) the aggregate amount of insurance proceeds from property loss or damage claims, with respect to the pledged properties received by the Borrowers during any Fiscal Year that is not applied or committed to the repair or replacement of assets insured thereby within one hundred-eighty (180) days after receipt by the Borrowers exceeds $500,000.

            (ii) in any Fiscal Year (A) the aggregate amount of Restricted Payments and/or Affiliate Payments exceeds (B) fifty percent (50%) of Net Income for the preceding Fiscal Year.

      (b) The Borrowers shall prepay the Loan pro rata with any prepayments of Indebtedness other than the IFC A Loan or the IFC C Loan by the Borrowers in any Fiscal Year that is not refinanced in accordance with Section 7.04(b).

      (c) The Borrowers shall simultaneously prepay the Loan pro rata with any prepayment of the IFC A Loan or IFC C Loan.

      Prepayments under this Section 2.05 shall have the same effect as if made pursuant to Section 2.04, except that with respect to Section 2.05 no Prepayment Premium shall be due.


      SECTION 2.06 LOAN FEES AND CANCELLATION.

      (a) COMMITMENT FEE. During the Commitment Period, the Borrowers shall pay to OPIC, in arrears, on each Payment Date and on the last day of the Commitment Period, a commitment fee (the "COMMITMENT FEE"), accruing on a daily basis at the rate of one-half of one percent (0.50%) per annum on the difference, calculated for each day during the Commitment Period, between (i) the amount of the Commitment, and (ii) the aggregate amount of the Loan outstanding on such day.

      (b) CANCELLATION FEE. The Borrowers may cancel all or any part of the Commitment at any time upon payment to OPIC of a cancellation fee (the "CANCELLATION FEE") equal to one percent (1.0%) of the amount of the Commitment canceled. Any part of the Commitment not disbursed at the end of the Commitment Period or that is terminated for any reason shall be deemed to have been canceled, and such Cancellation Fee shall be payable with respect thereto.

      (c) FACILITY FEE. The Borrowers shall pay OPIC a facility fee (the "FACILITY FEE") in the amount of $100,000 which shall be paid by the Borrowers upon the execution and delivery of this Agreement.

      (d) MAINTENANCE FEE. The Borrowers shall pay to OPIC an annual maintenance fee (the "MAINTENANCE FEE") in the amount of $7,500 on the first Payment Date following the first Disbursement and on each anniversary of such Payment Date for so long as any portion of the Loan remains outstanding.


      SECTION 2.07 TAXES.

      (a) All sums payable by the Borrowers hereunder and under any other Financing Document shall be paid in full, free of any deductions or withholdings for any and all present and future Taxes. If the Borrowers are required by law to deduct any Taxes from, or to withhold any Taxes in respect of, any amount payable to OPIC hereunder or thereunder, then the Borrowers shall pay such additional amount as may be necessary so that the actual amount received by OPIC after such deductions or withholdings equals the full amount stated to be payable under the Financing Documents.

      (b) The Borrowers shall pay directly to all appropriate taxing authorities any and all present and future Taxes with regard to any aspect of the transactions contemplated by this Agreement or any other Financing Document, except for any Taxes that any Borrower is contesting in good faith by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP, PROVIDED, that the Borrowers hereby indemnify OPIC and hold OPIC harmless from and against any and all liabilities, fees, or additional expenses with respect to or resulting from any delay in paying, or omission to pay, any such Taxes. Within thirty (30) days after payment by the Borrowers of any Taxes, the Borrowers shall furnish OPIC with the original or a Certified copy of the receipt evidencing payment thereof, together with any other information OPIC may reasonably request. OPIC shall have the right, but not the obligation, to pay any Taxes and the Borrowers shall, upon OPIC's demand, promptly reimburse OPIC in full for all such payments.

      SECTION 2.08 MISCELLANEOUS.

      (a) PAYMENT OR REIMBURSEMENT OF EXPENSES. Upon request, the Borrowers shall promptly pay, or reimburse OPIC for, all of OPIC's reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, delivery, and implementation of the Financing Documents, including (i) the fees and expenses of outside legal counsel and business consultants, and (ii) the costs of communications, preparation of any documents, authentication, registration, and recordation of any of the Financing Documents, preparation of bound volumes of the Financing Documents for OPIC's use, and termination of the Liens created pursuant to the Security Documents; PROVIDED, HOWEVER, that, to the extent of any portion of the Facility Fee that has been paid to OPIC, travel expenses incurred by OPIC shall be reimbursed out of such Facility Fee. The Borrowers shall also reimburse OPIC, upon demand, for all costs and expenses (including attorneys' fees and expenses, and the cost of travel) incurred by OPIC (A) in preserving in full force and effect, or enforcing its rights under, any of the Financing Documents or (B) in connection with the modification, amendment, or waiver of any provision of any Financing Document.

      (b) CURRENCY AND PLACE OF PAYMENT. All payments to OPIC shall be made in Dollars by wire transfer in immediately available funds without counterclaim, offset, or deduction, formatted as follows via a U.S. domestic bank:

            U.S. Treasury Department
            ABA No. 0210-3000-4 TREASNYC/CTR/BNF=AC71000001
            OBI=OPIC Loan No. 515-2001-181-DI

      (c) COMPUTATION OF INTEREST ON NOTES AND OF CERTAIN FEES. Except as otherwise provided herein or in any Note, the Interest Rate, the Default Rate, the Commitment Fee and the Cancellation Fee shall accrue on a daily basis and shall be computed on the basis of 360-day years composed of twelve (12) thirty
(30)-day months.

      (d) APPLICATION OF PAYMENTS TO OPIC. Except as otherwise provided herein or in any Note, payments received by OPIC under any of the Financing Documents shall be applied to amounts due to OPIC in such manner as OPIC in its sole discretion may determine.

      (e) OBLIGATIONS ARE JOINT AND SEVERAL. The Borrowers agree that all obligations of the Borrowers are joint and several.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


      SECTION 3.01 REPRESENTATIONS AND WARRANTIES.

      Each Borrower represents and warrants to OPIC on its behalf and on behalf of its Subsidiaries that:

      (a) EXISTENCE AND POWER. (i) It (A) is a corporation or limited liability company, as appropriate, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (B) is duly authorized to do business in each jurisdiction in which it conducts business; and (C) solely with respect to each Borrower and each Subsidiary that is a party to any Borrower Document, has the power to own its properties, carry on its business, borrow money, create Liens on its properties, and execute, deliver, and perform each of the Borrower Documents.

            (ii) Each of its Subsidiaries (A) is a corporation or limited liability company, as appropriate, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (B) is duly organized to do business in each jurisdiction in which it conducts business; and
(C) has the power to own its properties, carry on its business, create Liens on its properties.

      (b) AUTHORITY. Its execution, delivery, and performance of each of the Borrower Documents: (i) have been duly authorized by all necessary corporate action; (ii) will not violate any applicable law, regulation, or ruling of any governmental authority; (iii) will not breach, or result in the imposition of any Lien upon any of its assets (except as permitted by Section 7.01) under, any of its Charter Documents or any agreement or other requirement by which it or any of its properties may be bound or affected and (iv) will not violate any existing Indebtedness or other obligations of the Borrowers and their Subsidiaries. Each of the Borrower Documents has been duly executed and delivered by the Borrowers and is a legal, valid, and binding obligation of each of the Borrowers, enforceable in accordance with its terms. Except for Consents referred to in Section 4.04, no Consent of any Person is required in connection with each of the Borrower's execution, delivery, performance, validity, or enforceability of any of the Borrower Documents. Each of the Borrower's obligations hereunder and under the Notes will rank not less than PARI PASSU with all of the Borrowers' and Subsidiaries' other Indebtedness and obligations.

      (c) FINANCIAL CONDITION. PriceSmart's audited Consolidated Financial Statements for the fiscal year ending August 31, 2000, unaudited Consolidated Financial Statements for the nine months ending May 31, 2001, and PSMT Caribe's unaudited Consolidated Financial Statements for the nine months ending May 31, 2001, which have been furnished to OPIC, are complete and correct and fairly present the financial condition and results of operations for the period then ended. The Borrowers have no obligations, contingent or otherwise, of any kind except as disclosed in such Consolidated and unconsolidated Financial Statements. No change has occurred in PriceSmart's and PSMT Caribe's financial condition or prospects from that set forth in such Consolidated or unconsolidated Financial Statements that could have a Material Adverse Effect, and, since the date thereof, no dividend, Restricted Payment or Affiliate Payment has been declared or paid to any shareholders or any other Person.

      (d) CAPITALIZATION. (i) Each Borrower's and each Subsidiaries' authorized and issued capital stock is as set forth in Schedule 3.01(d)(i). All such capital stock has been duly authorized and validly issued and is fully paid and nonassessable. (ii) There are no rights or claims of any character that restrict the transfer of, require the issuance of, or otherwise relate to any class of each Borrower's or each Subsidiaries' capital stock, except as set forth in
Schedule 3.01(d)(ii). (iii) Each Borrower's and each Subsidiaries' capital stock is owned beneficially and of record by the Persons in the percentage amounts set forth next to their names in Schedule 3.01(d)(i). Except as set forth in
Schedule 3.01(d)(iii), none of the Borrowers and none of the Subsidiaries own or otherwise control any voting stock of, or have any ownership interest in, any other Person.

      (e) LIENS. The Security Documents are, or upon filing and registration will be, effective to create in favor of OPIC legal, valid, and enforceable first priority Liens on all of the Borrowers' assets intended to be covered thereby. None of the Borrowers nor any of the Subsidiaries owned and controlled by a Borrower has outstanding, nor is it contractually bound to create, any Lien on or with respect to any of its assets, rights, or revenues, except as permitted by Section 7.01.

      (f) TAXES AND REPORTS. Each Borrower and each Subsidiary has filed all tax returns and reports required by applicable law to be filed and has paid (or adequately PROVIDED for) all Taxes due.

      (g) DEFAULTS. No Default or Event of Default has occurred and is continuing. Neither the Borrowers, nor the Subsidiaries, nor any other party is in breach of any provision of any contract to which any of the Borrowers or any of the Subsidiaries is a party, which breach could have a Material Adverse Effect.

      (h) LITIGATION. No action, suit, other legal or arbitral proceeding, or investigation is pending by or before any domestic or foreign court or governmental authority or in any arbitral or other forum or, to the best of its knowledge after due inquiry, is threatened, that (i) relates to any of the transactions contemplated by any Financing Document, or (ii) if adversely determined, could have a Material Adverse Effect.

      (i) COMPLIANCE WITH LAW; CORRUPT PRACTICES. (i) Each Borrower and each Subsidiary is conducting its business in compliance with all applicable laws, regulations, and authorizations of all relevant governmental authorities and in compliance with its Charter Documents. Schedule 4.04 sets forth each Consent necessary for the conduct of each Borrower's and each Subsidiaries' business, each of which is in full force and effect.

            (ii) Without limiting the effect of clause (i) above, each Borrower, and each of its respective officers, directors, employees, and agents have complied with all applicable Corrupt Practices Laws in obtaining any Consents in respect of the Project and are otherwise conducting the Project in compliance with applicable Corrupt Practices Laws. Each Borrower's internal management and accounting practices and controls are adequate to ensure compliance with applicable Corrupt Practices Laws.

      (j) EASEMENTS, PROPERTY INTERESTS, UTILITIES, ETC. All easements, leasehold, and other property interests and all utility and other services, means of transportation, facilities, other materials, and other rights that are or can reasonably be expected to be necessary for the conduct of the Borrowers' and the Subsidiaries' business in accordance with applicable law and the Financing Documents have been procured or are commercially available to the Borrowers or the Subsidiaries. No material licenses, trademarks, patents, or other similar agreements are necessary for the conduct of the Borrowers' and the Subsidiaries' business, except as set forth in Schedule 3.01(j).

      (k) ENVIRONMENTAL MATTERS. Each Borrower has duly complied, and its business, operations, and assets, and the Project, are materially in compliance, with the World Bank Guidelines and the provisions of all applicable environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder, and OPIC's environmental policies. Each Project Company (i) has been issued and will maintain all required Consents relating to, (ii) has received no complaint, order, directive, claim, citation, or notice by any governmental authority or any Person with respect to, and (iii) has received no complaint or claim from any Person seeking damages, contribution, indemnification, cost recovery, compensation, or injunctive relief that in the Borrower's reasonable judgment could result in a Material Adverse Effect with respect to air emissions, discharges to surface water or ground water, noise emissions, solid or liquid waste disposal, the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes, or other environmental, health, or safety matters.

      (l) (i) PROJECT COST AND COMPLETION. The Borrowers' estimate of the total cost of the Project (including contingencies) is the equivalent of $10,113,500 based on the financial plan set forth in Schedule 3.01(l)(i) (the "PROJECT FINANCIAL PLAN").

            (ii) CORPORATE EXPANSION PLAN COST AND COMPLETION. The Borrowers' estimate of the total cost of the Corporate Expansion Plan (including contingencies) is the equivalent of $199,670,000 based on the financial plan set forth in Schedule 3.01(l)(ii) (the "CORPORATE FINANCIAL PLAN"), and the Borrowers' good faith estimate of the date on which the Corporate Expansion Plan will be completed is August 31, 2002.

      (m) DISCLOSURE. All documents, reports, and other written information that have been furnished to OPIC are true and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading. There is no fact known to the Borrowers or the Subsidiaries the existence of which could have a Material Adverse Effect. No condition has arisen since the date of the Application that has or could have a Material Adverse Effect.

      (n) SUSPENSION AND DEBARMENT. No event has occurred and no condition exists that is likely to result in the debarment or suspension of any of the Borrowers from contracting with the U.S. Government or any agency or instrumentality thereof, and none of the Borrowers is now or has been subject to any such debarment or suspension.

      (o) ERISA COMPLIANCE. PriceSmart is in compliance with all requirements of ERISA relating to its Plan and has not ever sponsored, maintained, administered, contributed to, participated in, or had an obligation to contribute to or any liability under any Multiemployer Plan. PSMT Caribe, PSMT Costa Rica, and Costa Rica Landco do not sponsor, maintain, administer, contribute to, participate in, or have any obligation to contribute to or any liability under, any Plan, or any Multiemployer Plan and PSMT Caribe, PSMT Costa Rica, and Costa Rica Landco have never sponsored, maintained, administered, contributed to, participated in, or had any obligation to contribute to or any liability under, any Plan, or any Multiemployer Plan.

      (p) INVESTMENT COMPANY ACT. None of the Borrowers nor any of their Affiliates is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      (q) MARGIN REGULATION. No part of the proceeds of the Loan will be used for purchasing or carrying any margin stock with the meaning of Regulation U, or for any purpose that violates any Regulation, of the Board of Governors of the Federal Reserve System.


                                   ARTICLE IV
                   CONDITIONS PRECEDENT TO FIRST DISBURSEMENT

      Unless OPIC otherwise agrees in writing, the obligation of OPIC to make the first Disbursement of the Loan is subject to the prior fulfillment, to OPIC's satisfaction in its sole discretion, of the following conditions precedent and to their continued fulfillment on the first Closing Date:


      SECTION 4.01 AUTHORIZATION.

      OPIC shall have received the certificate of an Authorized Officer of each Borrower dated the Closing Date, substantially in the form designated for each Borrower in Exhibits C(i) through (iv).

      SECTION 4.02 FINANCING DOCUMENTS.

      OPIC shall have received the following documents, each of which shall be satisfactory to OPIC in form and substance, shall have been duly executed by the parties thereto, and shall be in full force and effect in accordance with its terms without default:

      (a) duly executed originals (or, at OPIC's election, Certified copies) of

            (i) the IFC A Loan Agreement and the IFC C Loan Agreement; and

            (ii) each of the following documents (the "LOAN DOCUMENTS"):

                  (A) this Agreement; and

                  (B) the Note issued in connection with the Disbursement; provided that any Note executed after the date hereof in connection with a subsequent Disbursement shall be included in the definition of "Loan Documents"; and

            (iii) each of the following documents (the "SECURITY DOCUMENTS"):

                  (A) a Guaranty Trust agreement creating and perfecting in favor of OPIC a valid and enforceable, first-priority Lien on all of the immovable assets and equipment and all movable assets and equipment of the Borrowers in Costa Rica listed in
                  Schedule 4.02(a)(iii)(A);

                  (B) a Chattel Mortgage creating and perfecting in favor of OPIC a valid and enforceable, first-priority Lien on all of the movable assets and equipment of the Borrowers in Costa Rica listed in Schedule 4.02(a)(iii)(B);

                  (C) documentation whereby the Borrowers assign in favor of OPIC all of the rights, title and interest in and to all insurance proceeds under the insurance policies insuring the assets provided as security for OPIC under the Security Documents;

                  (D) the PriceSmart Stock Pledge and Share Retention Agreement;

                  (E) the PSMT Caribe Costa Rica Stock Pledge and Share Retention Agreement;

                  (F) the DSR Agreement;

                  (G) the Security Sharing Agreement between OPIC and the IFC, if any; and

                  (H) all such other agreements, documents, or actions that, in the opinion of counsel to OPIC, are necessary or advisable to secure the payment of all amounts due or to become due hereunder and under the Notes with valid, enforceable, first-priority Liens on the assets described in the applicable Security Documents.

Each Lien shall be of first priority and (i) to the extent it arises or attaches under the Uniform Commercial Code of any jurisdiction in the U.S., shall be perfected, and (ii) in all other cases, shall be enforceable against the Borrowers and third parties (including any holder of a subsequently established
Lien). Each of the Security Documents shall be in full force and effect and shall have been duly filed and registered or recorded in every jurisdiction in which such filing and registration or recording is necessary to make valid and effective the Liens intended to be created thereby, and the rights of OPIC thereunder, and OPIC shall have received evidence satisfactory to it that such filing and registration or recording has been made.

      (b) intentionally omitted.

The Loan Documents and the Security Documents, together with any other agreements or instruments entered into in connection with any of the foregoing or pursuant to which the Loan is made, are collectively referred to herein as the "FINANCING DOCUMENTS."


      SECTION 4.03 INVESTMENT.

      OPIC shall have received evidence satisfactory to it that (a) all equity investments set forth in the Project Financial Plan and Corporate Financial Plan have been made in cash in accordance with the Project Financial Plan and Corporate Financial Plan, and (b) the legal and beneficial title to such equity investment is held by the Persons and in the percentages set forth in Schedule 3.01(d)(i).


      SECTION 4.04 CONSENTS.

      OPIC shall have received Certified copies of any Consent (a) required by the government of the Project Country, (b) obtained in compliance with Sections 3.01(b) or (i), and (c) which is, in the opinion of legal counsel to OPIC, necessary or advisable, in each case, for (i) the Financing Documents, and the payment of all amounts due or to become due with respect thereto, not to be subject to any Taxes, (ii) the performance by each of the Borrowers of each of the Borrower Documents, (iii) all such other approvals, permits, and consents necessary for each of the Borrowers to carry out its business and the Project,
(iv) the registration of the Loan with the central bank of the Project Country and the receipt of all foreign exchange consents necessary for the payment of all amounts payable under the Financing Documents, and (v) the arrangements contemplated by the DSR Agreement. Each such Consent is listed in Schedule 4.04.


      SECTION 4.05 LAND.

      OPIC shall have received evidence in form and substance satisfactory to it that the Project Companies, either directly or indirectly, have acquired satisfactory title to or leasehold or other rights in all real property necessary for each Project Company's conduct of its business, subject only to Liens permitted under Section 7.01.


      SECTION 4.06 INSURANCE.

      OPIC shall have received Certified copies of the certificates of insurance required by and issued in accordance with Section 6.04, together with evidence that such policies are in full force and effect without default.


      SECTION 4.07 ACCOUNTANTS.

      OPIC shall have received evidence that PriceSmart has irrevocably instructed its accountants to communicate directly with OPIC and to deliver to OPIC the financial information described in Section 6.06.

      SECTION 4.08. LEGAL OPINIONS.

      OPIC shall have received favorable written opinions, dated the Closing Date, satisfactory to OPIC in form and substance, of (a) Vargas, Jimenez & Peralta, its legal counsel in Costa Rica, (b) Latham and Watkins, PriceSmart's legal counsel, and (c) Emmet, Marvin & Martin, LLP, legal counsel for the Bank of New York with respect to the DSR Agreement.


      SECTION 4.09 OTHER DOCUMENTS.

      OPIC shall have received such other certificates, opinions, agreements, and documents, each satisfactory to OPIC in form and substance, as it may reasonably request.


      SECTION 4.10 OTHER FINANCINGS.

      OPIC shall have received evidence satisfactory to it that (a) the Borrowers have requested the disbursement of the IFC A Loan simultaneously with the Disbursement of the Loan, (b) the IFC has made its pro rata disbursement under the IFC A Loan, and (c) the IFC C Loan has been fully disbursed.


                                    ARTICLE V
                    CONDITIONS PRECEDENT TO EACH DISBURSEMENT

      Unless OPIC otherwise agrees in writing, the obligation of OPIC to make each Disbursement of the Loan (including the first Disbursement) is subject to the prior fulfillment, to OPIC's satisfaction in its sole discretion, of the following conditions precedent and to their continued fulfillment on each Closing Date:


      SECTION 5.01 REPRESENTATIONS AND DEFAULTS.

      The representations and warranties of each of the Borrowers set forth in this Agreement and in the other Financing Documents shall be true and correct in all material respects on such Closing Date as if made on such Closing Date, and on such Closing Date no Default or Event of Default shall have occurred and be continuing.


      SECTION 5.02 CHANGE IN CIRCUMSTANCES.

      At the time of each Disbursement, nothing shall have occurred and be continuing that could have a Material Adverse Effect.


      SECTION 5.03 DISBURSEMENT CERTIFICATE.

      PriceSmart shall have furnished OPIC with a certificate of an Authorized Officer, dated the Closing Date, substantially in the form of Exhibit D.


      SECTION 5.04 FINANCIAL INFORMATION AND PROJECT PROGRESS.

      Not less that ten (10) Business Days before the Closing Date, OPIC shall have received (a) all Consolidated and unconsolidated Financial Statements, reports, and other information that the Borrowers, pursuant to Section 6.06, would otherwise be required to furnish to OPIC on or before the Closing Date, and (b) a report, satisfactory to OPIC in form and substance, setting forth in reasonable detail the progress of the Corporate Expansion Plan, including the items described in Section 6.06(c).

      SECTION 5.05 PAYMENT OR REIMBURSEMENT OF EXPENSES.

      All Fees and other amounts due, payable, or reimbursable by the Borrowers with respect to the Loan on or prior to the Closing Date shall have been paid in full.

      SECTION 5.06 CENTRAL BANK REGISTRATION.

      OPIC shall have received evidence satisfactory to it, as may be required by law with respect to each Disbursement, other than the first Disbursement, that each such Disbursement has been duly registered or recorded with the central bank of the Project Country, and that the Borrowers have taken all other steps necessary to obtain any Consents necessary with respect to each such Disbursement. OPIC shall have received copies of such certificates, legal opinions, or other documents, satisfactory to OPIC in form and substance, as OPIC shall have requested to evidence such Consents.

      SECTION 5.07 DEBT SERVICE RESERVE ACCOUNT.

      Debt Service Reserve Account shall be fully funded in accordance with the DSR Agreement and evidence of this funding shall be provided to OPIC.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

      Unless OPIC otherwise agrees in writing, so long as the Commitment shall remain outstanding and until all amounts due and to become due hereunder and under the Notes shall have been paid, the Borrowers agree as follows:

      SECTION 6.01 PROJECT COMPLETION.

      The Borrowers shall, and shall cause the Subsidiaries to, (a) implement the Corporate Expansion Plan promptly in accordance with sound engineering, financial and business practices, (b) apply the proceeds of the Loan exclusively to the Project, and (c) use their best efforts to cause the Corporate Expansion Plan to be completed on or prior to August 31, 2002. If the Borrowers become unable to achieve the completion undertakings set out in the preceding sentence, or become unable to complete the Corporate Expansion Plan, or become unable to meet their other obligations prior to completion of the Corporate Expansion Plan, the Borrowers shall promptly so notify OPIC.

      SECTION 6.02 COMPANY OPERATIONS.

      Each of the Borrowers shall duly and punctually perform its obligations under each of the Borrower Documents. Each of the Borrowers shall, and shall cause the Subsidiaries to, conduct its operations in accordance with customary commercial practice and on an arm's-length basis, with due diligence and efficiency and under the supervision of qualified and experienced management. Each of the Borrowers shall, and shall cause the Subsidiaries to, repair, replace, and protect each of its assets so that its business can be conducted properly at all times.

      SECTION 6.03 MAINTENANCE OF RIGHTS AND COMPLIANCE WITH LAWS.

      Each of the Borrowers shall, and shall cause the Subsidiaries to, (a) whenever in its power to do so, obtain, maintain in full force and effect, and renew all Consents, leases and other rights in land, and franchises necessary for the conduct of its business and the performance of its obligations hereunder and under the other Financing Documents; (b) conduct its business in compliance with all applicable laws and directives of governmental authorities having force of law, including Corrupt Practices Laws; and (c) duly pay before they become overdue all Taxes levied or imposed in any jurisdiction upon its property, earnings, or business that, if not paid, could have a Material Adverse Effect, and all Indebtedness and other liabilities in a timely manner in accordance with normal business practices and with the terms governing the same, except amounts being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves shall have been set aside in accordance with GAAP.

      SECTION 6.04 MAINTENANCE OF INSURANCE.

      (a)   Each of the Borrowers and Subsidiaries shall:

             (i) insure and keep insured, with financially sound and reputable insurers, all its assets and business against all insurable losses to include the insurance specified in Schedule 6.04(a)(i) and any insurance required by law;

            (ii) punctually pay any premium, commission and any other amounts necessary for effecting and maintaining in force each insurance policy;

            (iii) promptly notify the relevant insurer of any claim by any Borrower or Subsidiary under any policy written by that insurer and diligently pursue that claim;

            (iv)  comply with all warranties under each policy of insurance;

            (v) not do or omit to do, or permit to be done or not done, anything which might prejudice any Borrower's or Subsidiaries', or, where OPIC is a loss payee or an additional named insured, OPIC's right to claim or recover under any insurance policy; and

            (vi) not vary, rescind, terminate, cancel or cause a material change to insurance policy required to be maintained under this Agreement unless the same is replaced by other insurance satisfying the requirements of this Section 6.04;

provided always that if at any time and for any reason any coverage required to be maintained under this Agreement shall not be in full force and effect, then OPIC shall, thereupon or at any time while the same is continuing, be entitled (but have no such obligation) on its own behalf to procure that insurance at the expense of the relevant Borrower or Subsidiary and to take all such steps to minimize hazard as OPIC may consider expedient or necessary.

      (b) Each insurance policy required to be obtained pursuant to this Section shall be on terms and conditions acceptable to OPIC, and shall contain provisions to the effect that:

            (i) no policy can expire nor can it be cancelled or suspended by any Borrower or any Subsidiary or the insurer for any reason (including failure to renew the policy or to pay premium or any other amount) unless OPIC and, in the case of expiration, or if cancellation or suspension is initiated by the insurer, the relevant Borrower or Subsidiary receives at least thirty (30) days' notice (or such lesser period as OPIC may agree with respect to cancellation, suspension or termination in the event of war and kindred peril) prior to the effective date of termination, cancellation or suspension;

            (ii) OPIC and all contractors working on any store site are named as additional named insureds on all liability policies;

            (iii) where relevant, all applicable provisions (except those relating to limits of liability) shall operate as if they were a separate policy covering each insured party; and

            (iv) on every insurance policy on the Borrowers' assets which are subject to the Security Documents and for business interruption, OPIC is named as loss payee for any claim of, or any series of claims arising with respect to the same event whose aggregate amount is, the equivalent of five hundred thousand Dollars ($500,000) or more.

      (c) (i) OPIC may remit the proceeds of any insurance paid to it to the relevant Borrower to repair or replace the relevant damaged assets or if in the reasonable judgement of OPIC such insurable event creates a Material Adverse Effect then, at OPIC's discretion, OPIC may apply those proceeds towards any amount payable to OPIC under this Agreement, including to repay or prepay all or any part of the Loan in accordance with Section 2.05(a)(i); provided there shall be no minimum amount or notice period or prepayment premium for any such prepayment.

            (ii) Each of the Borrowers shall use any insurance proceeds it receives (whether from OPIC or directly from the insurers) for loss of or damage to any asset solely to replace or repair that asset.

      (d) Unless OPIC agrees otherwise, each of the Borrowers shall provide to OPIC the following:

            (i) as soon as possible after its occurrence, notice of any event which entitles the relevant Borrower to claim for an aggregate amount exceeding the equivalent of five hundred thousand Dollars ($500,000) under any one or more insurance policies;

            (ii) within thirty (30) days after receipt of any insurance policy issued to any Borrower, a copy of that policy incorporating any loss payee provisions required under Section 6.04(b)(iv) (unless that policy has already been provided to OPIC pursuant to Section 4.06);

            (iii) not less than ten (10) days prior to the expiry date of any insurance policy (or, for insurance with multiple renewal dates, not less than ten (10) days prior to the expiry date of the policy on the principal asset), a certificate of renewal from the insurer, insurance broker or agent confirming the renewal of that policy and the renewal period, the premium, the amounts insured for each asset or item and any changes in terms or conditions from the policy's issue date or last renewal, and confirmation from the insurer that provisions naming OPIC as loss payee or additional named insured, as applicable remain in effect;

            (iv) such evidence of premium payment as OPIC may from time to time reasonably request; and

            (v) any other information or documents on each insurance policy as OPIC reasonably requests from time to time.

      SECTION 6.05. ACCOUNTING AND FINANCIAL MANAGEMENT.

      (a) The Borrowers shall (i) maintain adequate accounting, management information and cost control systems, (ii) prepare their Consolidated and unconsolidated Financial Statements in accordance with GAAP, (iii) engage Ernst & Young, or other independent internationally recognized accountants satisfactory to OPIC as their regular independent auditors, (iv) notify OPIC of any change in such accountants and the reason therefor, and (v) instruct such accountants to communicate directly with OPIC regarding the Borrowers' accounts and operations. Without limiting the foregoing, each of the Borrowers shall, and shall cause the Subsidiaries to, maintain the systems described in clause (i) and related management and accounting policies in a manner adequate to ensure compliance with applicable Corrupt Practices Laws.

      (b) The Borrowers shall make arrangements satisfactory to OPIC for overseeing the financial operations of the Borrowers and the Subsidiaries, including their cash management, accounting, and financial reporting, and for overseeing the Borrowers' relationship with their lenders and independent accountants, which arrangements shall include employing a chief financial officer to oversee the financial operations of the Borrowers and Subsidiaries.

      SECTION 6.06 FINANCIAL STATEMENTS AND OTHER INFORMATION.

      At its cost, PriceSmart shall furnish to OPIC each of the following:

      (a) Within forty-five (45) days after the end of each fiscal quarter (including the fourth fiscal quarter) of each Fiscal Year, PriceSmart's and PSMT Caribe's respective unaudited Consolidated and unconsolidated Financial Statements and a comparison between such Financial Statements and the projections for such fiscal quarter furnished pursuant to Section 6.06(e), all certified by the chief financial officer of PriceSmart and PSMT Caribe as being complete and correct, together with such officer's certificate (i) that his or her review has not disclosed the existence any Default or Event of Default, or, if any such Default or Event of Default then exists, specifying the nature and period of existence thereof and what action PriceSmart or PSMT Caribe has taken or proposes to take with respect thereto, and (ii) demonstrating in reasonable detail PriceSmart's compliance with the ratios set forth in Sections 6.10(a) and
(b) and the basis for such calculations;

      (b) Within ninety (90) days after the end of each Fiscal Year, PriceSmart's audited Consolidated Financial Statements and PSMT Caribe's unaudited Consolidated Financial Statements, together with a certificate by the independent accountants reporting thereon (i) describing briefly the scope of their examination (which shall include a review of the relevant terms of this Agreement) and certifying whether their examination has disclosed the existence of any Default or Event of Default and, if so, specifying the nature and period of existence thereof, and (ii) demonstrating in reasonable detail PriceSmart's compliance with the ratios set forth in Sections 6.10(a) and (b) and the basis for such calculations;

      (c) (i) Until the Corporate Expansion Plan is completed, within forty-five
(45) days after the end of each fiscal quarter, a report, Certified by an Authorized Officer of PriceSmart, setting forth in reasonable detail the progress of the Corporate Expansion Plan, including (A) the financial plan for the remaining membership-shopping warehouse stores to be built and brought into operation, (B) expenditures of funds, (C) estimated future costs, (D) unexpended funds available to the Borrowers, (E) the progress and percentage of completion of the major phases of Corporate Expansion Plan construction and the total construction work of the Corporate Expansion Plan, (F) the acquisition of fixtures and equipment, and (G) such other information with respect to the Corporate Expansion Plan as OPIC may reasonably request from time to time; and

            (ii) After the Corporate Expansion Plan is completed, within forty-five (45) days after the end of each fiscal quarter, a report, Certified by an Authorized Officer of PriceSmart, setting forth in reasonable detail any continued expansion of PriceSmart's business, including (A) the planned addition of any new membership-shopping warehouse stores, including the location, expected construction completion date and opening date of such membership-shopping warehouse store, (B) the financial plan for each such warehouse store, including the source, amount and term of any new Indebtedness, and the identity of local or other investors, if any, (C) the addition of new licensees, (D) identification of and explanation for the significant and on-going deterioration in the financial or operating performance of any membership-shopping warehouse store, and (E) such other information with respect to PriceSmart's continued expansion as OPIC may reasonably request from time to time;

      (d) Within forty-five (45) days after the end of each Fiscal Year, a report, Certified by an Authorized Officer of PriceSmart, setting forth in reasonable detail all Affiliate transactions excluding transactions (i) for inventory purchase by PriceSmart and sold to any Affiliate for commercial resale or (ii) inventory sold by one Affiliate to another Affiliate for commercial resale.

      (e) Not later than thirty (30) days prior to the beginning of each Fiscal Year, an annual operating forecast for PriceSmart and PSMT Caribe on an unconsolidated and Consolidated Basis, including their respective quarterly projections for such Fiscal Year, together with a statement of the assumptions on which such forecast is based;

      (f) Within ninety (90) days after the end of each Fiscal Year, the Self-Monitoring Questionnaire, Certified by an Authorized Officer of PriceSmart as true and complete;

      (g) Copies of all other annual or interim reports and management letters submitted to PriceSmart and PSMT Caribe by its independent accountants, and such other information and data with respect to PriceSmart's and PSMT Caribe's operations, condition (financial or otherwise), assets, and prospects (including supporting information as to compliance with this Agreement) as OPIC may reasonably request from time to time; and

      (h) Within forty-five (45) days after the end of each Fiscal Year, an annual review of operations, such report shall be substantially in the form of Exhibit F and acceptable to OPIC.

      SECTION 6.07 ACCESS TO RECORDS; INSPECTION; MEETINGS.

      The Borrowers shall, and shall cause the Subsidiaries to, upon OPIC's request, give, or cause to be given, to any representatives of OPIC access during normal business hours to, and permit them to (a) examine, copy, and make extracts from, any and all records and documents in the possession or subject to the control of the Borrowers or the Subsidiaries relating to their respective operations and financial affairs, and (b) inspect any of their respective facilities or properties. If OPIC so requests, the Borrowers shall give OPIC not less than fifteen (15) days' notice of, and shall permit an OPIC representative to attend, each meeting of the Borrowers' shareholders and of its directors.

      SECTION 6.08 NOTICE OF DEFAULT AND OTHER MATTERS.

      The Borrowers shall notify OPIC immediately of (a) the occurrence of any Default or Event of Default, and (b) any legal or arbitral proceedings against any Borrower or any Subsidiary that involve claims aggregating more than the equivalent of $3,000,000.

      SECTION 6.09 SECURITY DOCUMENTS.

      Each of the Borrowers, at its own cost, shall take all actions necessary to maintain each of the Security Documents in full force and effect and enforceable in accordance with its terms, including all (a) filings and recordations, (b) payment of fees and other charges, (c) issuing supplemental documentation and continuation statements, (d) discharging of all Liens or other claims adversely affecting the rights of OPIC in the property subject to any Security Document, (e) publishing or otherwise delivering notice to third parties, and (f) depositing title documents.

      SECTION 6.10 FINANCIAL RATIOS; DEBT SERVICE RESERVE.

      (a) PriceSmart shall at all times maintain the following financial ratios on a Consolidated Basis: (i) the ratio of Adjusted Indebtedness to Tangible Net Worth shall not exceed 1 to 1; and (ii) the ratio of Current Assets to Current Liabilities shall not be less than 1.2 to 1.

      (b) PriceSmart shall at all times maintain, on a Consolidated Basis, for each four (4) consecutive fiscal quarters, taken as a single accounting period,
(i) a ratio of Cash Flow to Debt Service of not less than 1.3 to 1; and (ii) a ratio of Cash Flow to Projected Debt Service (determined as of the last day of such period) of not less than 1.3 to 1.

      (c) PriceSmart shall at all times maintain funds or assets on deposit in the Debt Service Reserve Account with a market value at least equal to the Debt Service Reserve Requirement.

      SECTION 6.11 ENVIRONMENTAL COMPLIANCE.

      The Project Companies shall comply with, and shall conduct their business, operations, assets, equipment, property, leaseholds, and other facilities in compliance with, the provisions of the World Bank Guidelines, all applicable environmental, health, and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, and OPIC's environmental policies. The Project Companies shall maintain all required Consents relating to: (a) air emissions; (b) discharges to surface water or ground water; (c) noise emissions;
(d) solid or liquid waste disposal; (e) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes; and (f) other environmental, health, or safety matters.

      SECTION 6.12 ERISA COMPLIANCE.

      PriceSmart shall comply with all requirements of ERISA relating to its Plan.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

      Unless OPIC otherwise agrees in writing, so long as the Commitment shall remain outstanding and until all amounts due and to become due hereunder and under the Notes shall have been paid in full, the Borrowers agree as follows:

      SECTION 7.01 LIENS.

      The Borrowers shall not, and shall cause the Subsidiaries not to, directly or indirectly, create, assume, or otherwise permit to exist any Lien on any of their assets, whether now owned or hereafter acquired, or in any proceeds or income therefrom, except for:

      (a) the Liens created under the Security Documents or pursuant to any other Financing Documents;

      (b) tax, mechanic's, worker's or other like Liens arising by mandatory provision of law securing obligations incurred in the ordinary course of business that are not yet overdue or that are being contested or litigated in good faith;

      (c) existing Liens as of the date of this Agreement as listed in Schedule 7.01;

      (d) Liens with respect to permitted Indebtedness under Section 7.02, to the extent that Section 7.02 permits secured Indebtedness; and

      (e) Liens related to purchase money obligations incurred in the ordinary course of business so long as such Liens only attach to property related to such purchase money obligations.

      SECTION 7.02 INDEBTEDNESS.

      The Borrowers shall not, and shall cause the Subsidiaries not to, incur, assume, guarantee, or permit to exist, or otherwise become liable for Indebtedness except:

      (a) the Loan;

      (b) Indebtedness fully subordinated to the Loan on terms satisfactory to OPIC;

      (c) Indebtedness consisting of trade credit from suppliers of goods or services incurred in the ordinary course of business on terms requiring payment in full in not more than one hundred and twenty (120) days;

      (d) Indebtedness consisting of unsecured short-term credit facilities from commercial banks requiring repayment in not more than three hundred and sixty
(360) days;

      (e) existing Indebtedness as of the date of this Agreement as listed in
Schedule 7.02;

      (f) Indebtedness obtained to replace any existing Indebtedness, but only to the extent such new Indebtedness is on terms and conditions (as to interest rate, other costs and tenor) at least as favorable to the Borrowers as those of the Indebtedness being replaced in accordance with Section 7.04(b);

      (g) for the purposes of hedging business risks and exposures only, the following types of Derivative Transactions entered into by the Borrowers:

            (i) forward foreign exchange contracts (including non-deliverable forward foreign exchange contracts);

            (ii) cross-currency swaps; and

            (iii) interest-rate swaps; and

      (h) Long-term Indebtedness

PROVIDED, that in no event shall any Indebtedness described in (i) clauses (c),
(d), (e), (f) and (g) above, when incurred, cause PriceSmart to fail to meet the financial ratios set forth in Section 6.10; and (ii) clause (h) above, when incurred, cause PriceSmart to fail to meet, on a Consolidated Basis, (A) a Long-term Indebtedness to Tangible Net Worth ratio not to exceed 1 to 1 and (B) the financial ratios set forth in Section 6.10(b).

      SECTION 7.03 NO ALTERATION OF AGREEMENTS.

      The Borrowers shall not terminate, amend, grant any waiver of, or assign any of the respective duties or obligations under, any provision of any of the Financing Documents (other than amendments or waivers, either to correct manifest error or which are of a formal, minor, or technical nature and do not change materially any Person's rights or obligations, PROVIDED, that the Borrowers shall promptly give OPIC notice of such amendment or waiver).

      SECTION 7.04 RESTRICTED PAYMENTS.

      The Borrowers or Subsidiaries shall not:

      (a) make, or incur any obligation to make, any Restricted Payment until all amounts due or to become due hereunder or under the Notes have been paid in full; PROVIDED, HOWEVER, that after (i) the Corporate Expansion Plan is completed and (ii) the Borrowers have made at least one Principal Installment, the Borrowers and Subsidiaries may (subject to the mandatory prepayment provisions set forth in Section 2.05(a)(ii)) make Restricted Payments if, but only if, no earlier than sixty (60) days nor later than thirty (30) days prior to doing so, the Borrowers certify to OPIC in writing that after giving effect to each such Restricted Payment, (A) no Default or Event of Default shall have occurred and be continuing, and (B) PriceSmart shall be in compliance with the financial ratios set forth in Section 6.10; and

      (b) prepay (whether voluntarily or involuntarily) or repurchase any Indebtedness (other than the Indebtedness contemplated to be paid with the proceeds of the IFC A Loan) pursuant to any provision of any agreement or note with respect to that Indebtedness unless:

            (i) that Indebtedness is refinanced using new Indebtedness on terms and conditions (as to interest rate, other costs and tenor) at least as favorable to the Borrowers as those of the Indebtedness being refinanced; or

            (ii) the Borrowers give OPIC at least thirty (30) days' advance notice of their intention to make the proposed prepayment and, if OPIC so requires, the Borrowers contemporaneously prepay a proportion of the Loan equivalent to the proportion of the part of the Indebtedness being prepaid, such prepayment to be made in accordance with the provisions of Section 2.04 except that there shall be no minimum amount, prepayment premium or advance notice period for that prepayment.

      SECTION 7.05 CONDUCT OF BUSINESS WITH AFFILIATES.

      The Borrowers shall not, and shall cause the Subsidiaries not to, conduct any business with, or enter into any business transaction involving, any Affiliate, except on an arm's-length basis and subject to the reporting requirement set forth in Section 6.06(d).

      SECTION 7.06 AFFILIATE PAYMENTS.

      Except for amounts permitted to be paid under Section 7.04, no Borrower or any Subsidiary shall make, or incur or assume any obligation to make, any Affiliate Payment; PROVIDED, HOWEVER, that the Borrowers and Subsidiaries may (subject to Section 7.04 and the mandatory prepayment provisions set forth in Section 2.05(a)(ii)) make such Affiliate Payments if, but only if, after giving effect to each such Affiliate Payment, (a) no Default or Event of Default shall have occurred and be continuing, and (b) PriceSmart shall be in compliance with the financial ratios set forth in Section 6.10.

      SECTION 7.07 NO SALE OF ASSETS; MERGERS.

      Each of the Borrowers shall not, and shall cause the Subsidiaries not to:

      (a) sell, assign, convey, lease, or otherwise dispose of all or a material portion of its assets, other than inventory, and except for (i) the replacement of a capital asset with a capital asset of equal or greater value; (ii) fixed assets of the Borrowers with an aggregate value of less than ten percent (10%) of the existing net fixed assets in any Fiscal Year; and (iii) assets that have become worn out or obsolete and are replaced or upgraded or that are no longer required for the purposes of carrying out the Corporate Expansion Plan, in each case in the ordinary course of business and in a manner consistent with the Financing Documents;

      (b) dissolve, liquidate, or otherwise cease to do business; or

      (c) merge, spin-off, reorganize or consolidate with any Person.

      SECTION 7.08 ORDINARY CONDUCT OF BUSINESS.

      Each of the Borrowers shall not, and shall cause each of the Subsidiaries not to:

      (a) change its Charter Documents in a manner that would be inconsistent with the provisions of any of the Financing Documents;

      (b) change its name or take any action that might adversely affect the Liens created by the Security Documents;

      (c) enter into any partnership, profit-sharing or royalty agreement, or other similar arrangement whereby its income or profits are, or might be, shared with any other Person;

      (d) create any subsidiaries, except for: (A) the subsidiaries disclosed in
Schedule 3.01(d)(i); (B) subsidiaries formed for the purposes of the Corporate Expansion Plan; and (C) subsidiaries formed by PriceSmart in similar lines of business as the Borrowers;

       (e) except for Back-to-Back Loans, make or permit to exist any loans or advances to, or assume, guarantee, endorse, or otherwise become directly or contingently liable for, any obligation, Indebtedness of, any Person, other than the endorsement of negotiable instruments for collection in the ordinary course of business and the prudent investment of idle surplus funds in readily marketable Dollar-denominated debt securities;

      (f) enter into any Derivative Transactions other than those permitted pursuant to Section 7.02(g);

      (g) fail to maintain its corporate existence and its right to carry on its operations;

      (h) adopt, establish, maintain, sponsor, administer, contribute to, participate in, or incur any liability under or obligation to contribute to, any Plan or incur any liability to provide post-retirement welfare benefits, except such liability to provide post-retirement welfare benefits as may be required by applicable law or other non-material post-retirement welfare benefits;

      (i) allow the Central Office Expenditures (before Charge-backs) to exceed nineteen million two hundred thousand Dollars ($19,200,000) or two and one-half per cent (2.5%) of sales, whichever is greater, during the life of the Loan;

      (j) change the nature or scope of the Project, the Corporate Expansion Plan or change the nature of its business or operations;

      (k) terminate, amend or grant any waiver with respect to any provision of:

            (i) the IFC A Loan Agreement and the IFC C Loan Agreement; or

            (ii) any document evidencing or securing any other senior loan set forth under the Corporate Financial Plan; and

      (l) terminate, waive or materially amend any license agreements, trademarks or similar agreements set forth in Schedule 3.01(j).

      SECTION 7.09 WORKER RIGHTS.

      The Project Companies shall not take any action to prevent their respective employees from lawfully exercising their right of association and their right to organize and bargain collectively. The Project Companies further agree to observe applicable laws relating to a minimum age for employment of children, acceptable conditions of work with respect to minimum wages, hours of work, and occupational health and safety and the Project Companies shall not use forced labor. The Project Companies also agree that the Project shall employ no persons under the age of 18 for work involving hazardous activity (the "WORKER RIGHTS REQUIREMENTS"). The Project Companies shall require all Engineering, Procurement and Construction (EPC), Operation and Maintenance (O&M) contractors and subcontractors and each of its respective Project contractors to comply with the Worker Rights Requirements with respect to employees of such Project contractors, and with respect to employees of their respective subcontractors, that are performing work under contracts between the Project Companies and such Project contractors ("PROJECT CONTRACTS") in the Project Country. In the event that information concerning non-compliance or potential non-compliance with the Worker Rights Requirements with respect to employees under any Project Contract comes to the attention of a responsible officer of the Project Companies, the Project Companies shall give prompt notice thereof to OPIC. The Project Companies (a) shall use best efforts to cause the relevant contractor to cure such non-compliance and (b) shall terminate such contractor's Project Contract unless such non-compliance is cured within ninety (90) days after such notice. Notwithstanding the foregoing, the Project Companies shall not be responsible for non-compliance with the Worker Rights Requirements resulting from actions of a government.

      SECTION 7.10 PENSION PLANS.

      PriceSmart shall not (a) establish a Defined Benefit Plan, (b) permit any condition to exist in connection with its Plan which might constitute grounds for the PBGC to institute proceedings to have such Pension Plan terminated or a trustee appointed to administer such Plan, (c) engage in, or permit to exist or occur, any condition, event or transaction with respect to its Plan which could result in the incurrence by PriceSmart of any liability, fine, or penalty which could reasonably be expected to have a Material Adverse Effect, or (d) establish or participate in a Multiemployer Plan.

      No Subsidiary of PriceSmart shall establish a Plan or establish or participate in a Multiemployer Plan.


                                  ARTICLE VIII
                              DEFAULTS AND REMEDIES


      SECTION 8.01 EVENTS OF DEFAULT.

      Each of the following events or circumstances shall constitute an "EVENT OF DEFAULT":

      (a) PAYMENT DEFAULT. The Borrowers fail to pay when due any amount payable to OPIC pursuant to this Agreement, any Note, or any other Financing Document.

      (b) CROSS-DEFAULT. Any Borrower or Subsidiary fails to pay any principal of or interest on any of its Indebtedness (including any premium or fee thereon, but excluding Indebtedness evidenced by this Agreement and the Notes) when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues beyond the applicable grace period, if any; or a default occurs under any agreement or instrument evidencing, or under which the Borrowers or Subsidiaries have outstanding at the time, any such Indebtedness and such default continues beyond the applicable grace period, if any, if the effect of such default is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid, prior to the stated maturity thereof as a result of a default or other similar adverse event.

      (c) REPRESENTATION DEFAULT. Any representation or warranty made by a Borrower, on behalf of itself or a Subsidiary, or the Borrowers, on behalf of themselves or their Subsidiaries, in any Financing Document proves to have been incorrect in any material respect when made or deemed made.

      (d) COVENANT DEFAULT. A Borrower fails to comply with any covenant or provision set forth in Section 6.08, Section 6.09, Section 6.10, or Article VII.

      (e) OTHER OBLIGATION DEFAULT. Any Borrower fails to perform any of its obligations under any agreement pursuant to which there is outstanding any Indebtedness, and any such failure continues for more than any applicable grace period, if any, or any such Indebtedness becomes prematurely due and payable or is place on demand;

      (f) APPROVALS DEFAULT. Any Consent necessary for the execution, delivery, or performance of any of the Financing Documents or for the validity or enforceability of any of the Borrowers' obligations under any of the Financing Documents is not effected or given or is withdrawn or ceases to remain in full force and effect.

      (g) OBLIGATION DEFAULT. A Borrower fails to comply with or perform any agreement or covenant contained herein other than those referred to in Sections 8.01(a), (b), (c), (d), (e) or (f) above and such failure continues for thirty
(30) days after the occurrence thereof;

      (h) AGREEMENT DEFAULT. Any Financing Document at any time for any reason ceases to be in full force and effect, or is declared to be void or is repudiated, or the validity or enforceability thereof is at any time contested by the Borrower, or, in the case of a Security Document, ceases to give or provide the respective Liens, rights, titles, remedies, powers, or privileges intended to be created thereby.

      (i) EXPROPRIATION DEFAULT. Any governmental authority condemns, nationalizes, seizes, or otherwise expropriates any substantial portion of the assets or the capital stock of any Borrower or takes any action that would prevent any Borrower from carrying on any material part of its business or operations.

      (j) OTHER AGREEMENTS DEFAULT. The Borrowers or any other party fail to comply with or perform any of its material obligations or undertakings set forth in any Financing Document (other than this Agreement or the Notes) and such failure continues beyond the applicable grace period, if any.

      (k) VOLUNTARY BANKRUPTCY DEFAULT. Any of the Borrowers or any of the Subsidiaries, (i) request a moratorium or suspension of payment of debts from any court, (ii) applies for, or consents to the appointment of, a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets, (iii) files a voluntary petition in bankruptcy, admits in writing that it is unable to pay its debts as they become due, or generally fails to pay its debts as they become due, (iv) makes a general assignment for the benefit of creditors, (v) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, or insolvency laws, (vi) files an answer admitting the material allegations of, or consents to, or defaults in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding where such action or failure to act will result in a determination of bankruptcy or insolvency against it, or (vii) takes any corporate action to authorize any of the foregoing.

      (l) INVOLUNTARY BANKRUPTCY DEFAULT. Without its application, approval, or consent, a proceeding is instituted in any court of competent jurisdiction or by or before any government or governmental agency of competent jurisdiction, seeking in respect of any of the Borrowers, or any of the Subsidiaries: adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of Indebtedness, the appointment of a trustee, receiver, liquidator, or the like of it or of all or any substantial part of its property or assets, or other like relief in respect of it under any bankruptcy, reorganization, or insolvency law; and, if such proceeding is being contested by it in good faith, the same continues undismissed for a period of sixty (60) days.

      (m) JUDGMENT DEFAULT. A final judgment or litigation settlement for the payment of money in an aggregate amount in excess of $500,000 or its equivalent in another currency is rendered against, or entered into by, any of the Borrowers, and such judgment is not satisfied or discharged within sixty (60) days of entry.

      (n) ADVERSE EFFECT DEFAULT. Any event shall have occurred that, in the reasonable judgment of OPIC, could have a Material Adverse Effect.

      (o) POLITICAL VIOLENCE DEFAULT. Any acts of war (whether declared or undeclared), revolution, insurrection, civil war, strife of a lesser degree, terrorism, or sabotage occur that cause the destruction, disappearance, or physical damage of a substantial portion of the assets of the Borrowers or prevent the Borrowers from carrying on any material part of their business or operations.

      (p) OWNERSHIP BY U.S. PERSONS. U.S. Persons acceptable to OPIC shall cease to retain an ultimate beneficial ownership interest in the Borrowers of at least twenty-five percent (25%).

      (q) CHANGE OF CONTROL DEFAULT. PriceSmart ceases to retain management control of any Subsidiary.


      SECTION 8.02 REMEDIES UPON EVENT OF DEFAULT.

      (a) Except as otherwise provided in Section 8.02(b), if any Event of Default has occurred and is continuing, OPIC may at any time do any one or more of the following: (i) suspend or terminate the Commitment, (ii) declare, by written demand for payment, any portion or all of the Loan to be due and payable, whereupon such portion or all of the Loan, together with interest accrued thereon and all other amounts due under the Financing Documents, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which the Borrower hereby expressly waives, or (iii) without notice of default or demand, proceed to protect and enforce its rights and remedies by appropriate proceedings or actions, whether for damages or the specific performance of any provision of any Financing Document, or in aid of the exercise of any power granted in any Financing Document, or by law, or may proceed to enforce the payment of any Note.

      (b) Upon the occurrence of an Event of Default referred to in Sections 8.01(k) or (l), (i) the Commitment shall automatically terminate, and (ii) the Loan, together with interest accrued thereon and all other amounts due under the Financing Documents, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice or action of any kind, all of which the Borrowers hereby expressly waive.


      SECTION 8.03 JURISDICTION AND CONSENT TO SUIT; WAIVERS.

      Each of the Borrowers hereby irrevocably and unconditionally:

      (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and any other Financing Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, the courts of the United States of America located in the District of Columbia, the courts of any other jurisdiction where it or any of its property may be found, and appellate courts from any thereof;

      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it c/o PriceSmart at the address set forth in Section 9.01 or at such other address of which OPIC shall have been notified pursuant thereto;

      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

      (e) agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction with or without the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of such Borrower's obligation.


      SECTION 8.04 JUDGMENT CURRENCY.

      This is an international loan transaction in which the specification of Dollars is of the essence and such currency shall be the currency of account in all events. The payment obligations of the Borrowers to OPIC under any Financing Document shall only be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent of the amount in Dollars received by OPIC (after any premium and costs of exchange) on the prompt conversion to Dollars in the U.S. of the amount so paid in another currency under normal banking procedures. In the event that any payment by the Borrowers in another currency, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in the payment of the amount of Dollars then due at the place such amount is due, OPIC shall be entitled to demand immediate payment of, and shall have a separate cause of action against the Borrowers for, the additional amount necessary to yield the amount of Dollars then due. In the event that OPIC, upon the conversion of a payment in another currency into Dollars, shall receive an amount greater than that to which it was entitled, the Borrowers shall be entitled to prompt reimbursement of the excess amount.


      SECTION 8.05 IMMUNITY.

      Each of the Borrowers represents and warrants that it is subject to civil and commercial law with respect to its obligations under each of the Borrower Documents, that the making and performance of such Borrower Documents and the borrowings by the Borrowers pursuant hereto constitute private and commercial acts rather than governmental or public acts, and that none of the Borrowers nor any of their respective properties or revenues has any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, set-off, execution of a judgment, or from any other legal process with respect to their respective obligations under such Borrower Documents. To the extent that the Borrowers may hereafter be entitled, in any jurisdiction in which judicial or arbitral proceedings may at any time be commenced with respect to any Borrower Document, to claim for itself or its revenues or assets any such immunity, and to the extent that in any such jurisdiction there may be attributed to a Borrower such an immunity (whether or not claimed), each Borrower hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity. The foregoing waiver of immunity shall have effect under the United States Foreign Sovereign Immunities Act of 1976.

                                   ARTICLE IX
                                  MISCELLANEOUS


      SECTION 9.01 NOTICES.

      Each notice, demand, or other communication relating to this Agreement shall be in writing, shall be hand-delivered or sent prepaid by mail or overnight delivery service or facsimile transmission (with a copy by mail to follow, receipt of which copy shall not be required to effect notice), and shall be deemed duly given when sent to the following addresses:

      To the Borrowers:
            c/o PriceSmart, Inc.
            4649 Morena Blvd.
            San Diego, CA 92117-3650

                  (Attn.:     General Counsel)
                  (Facsimile:  858-581-4707)


      To OPIC:
            Overseas Private Investment Corporation
            1100 New York Avenue, N.W.
            Washington, D.C.  20527
            United States of America

                  (Attn.: Vice President, Finance)
                  Re: PriceSmart
                  (Facsimile:  202-408-9866)

Either party may, by written notice to the other, change the address to which such notices, demands, or other communications should be sent to it.


      SECTION 9.02 ENGLISH LANGUAGE.

      All documents to be furnished or communications made under each of the Financing Documents shall be in English or, if in another language, shall be accompanied by a Certified translation into English, which translation shall govern between the Borrowers and OPIC.


      SECTION 9.03 GOVERNING LAW.

      THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.


      SECTION 9.04 SUCCESSION; ASSIGNMENT.

      This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, PROVIDED, HOWEVER, that the Borrowers shall not, without the prior consent of OPIC, assign or delegate all or any part of its interest herein or obligations hereunder.

      SECTION 9.05 SURVIVAL OF AGREEMENTS.

      Each agreement, representation, warranty, and covenant contained or referred to in this Agreement shall survive any investigation at any time made by OPIC and shall survive all disbursements of the Loan, except for changes permitted hereby, and, except as otherwise provided in this Section, shall terminate only when all amounts due or to become due under the Financing Documents are paid in full. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in Sections 2.07 and 9.10 shall survive the payment in full of principal and interest hereunder and under the Notes.


      SECTION 9.06 INTEGRATION; AMENDMENTS.

      This Agreement and the agreements referred to herein embody the entire understanding of the parties and supersede all prior negotiations, understandings, and agreements between them with respect to the subject matter hereof. The provisions of this Agreement may be waived, supplemented, or amended only by an instrument in writing signed by the parties hereto.


      SECTION 9.07 SEVERABILITY.

      If any provision of this Agreement is prohibited or held to be invalid, illegal, or unenforceable in any jurisdiction, the parties hereto agree to the fullest extent permitted by law that it shall not affect the validity, legality, and enforceability of the other provisions of this Agreement and shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction. If, and to the extent that, any obligation of the Borrowers (including that under Section 9.10) is unenforceable for any reason, they agree, independently of any other obligation hereunder, to make the maximum contribution to the payment and satisfaction thereof as is permissible under applicable law.


      SECTION 9.08 NO WAIVER.

      (a) No failure or delay by OPIC in exercising any right, power, or remedy shall operate as a waiver thereof or otherwise impair any of its rights, powers, or remedies. No single or partial exercise of any such right, power, or remedy shall preclude any other or further exercise thereof or the exercise of any other legal right, power, or remedy. No waiver of any such right, power, or remedy shall be effective unless given in writing.

      (b) The rights, powers, or remedies provided for herein are cumulative and are not exclusive of any other rights, powers, or remedies provided by law. The assertion or employment of any right, power, or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other right, power, or remedy.


      SECTION 9.09 WAIVER OF JURY TRIAL.

      EACH OF THE BORROWERS AND OPIC IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM ESTABLISHED BY ANY FINANCING DOCUMENT.

      SECTION 9.10 INDEMNITY.

      Each of the Borrowers shall, at all times, indemnify and hold harmless OPIC and its directors, officers, and employees (each, an "INDEMNIFIED PERSON") in connection with any Loss (as defined below) and any Costs of Defense (as defined below) (the "BORROWER INDEMNITY"). The term "LOSS" shall mean any losses, claims, damages, penalties, or other costs relating to the Loan, this Agreement, any other Financing Document, or the Project to which an Indemnified Person may become subject. The term "COSTS OF DEFENSE" shall mean costs, fees, and expenses incurred by or imposed on any Indemnified Person in defending, analyzing, settling, or resolving a Loss or Potential Loss (as defined below), and the expenses associated with the making of any affirmative claim in connection therewith (PROVIDED, that costs, fees, and expenses in connection with a proceeding by any Indemnified Person to enforce his, her, or its rights under the Borrower Indemnity shall not be considered to be "Costs of Defense"). The term "POTENTIAL LOSS" shall mean any event, fact, condition, or circumstance that is reasonably likely to give rise to a Loss. The Borrower Indemnity shall not apply to the extent that a court or arbitral tribunal with jurisdiction over the Loss and each Indemnified Person who has a Loss or Costs of Defense in connection therewith renders a final determination that the Loss or Costs of Defense resulted from (a) the gross negligence or willful misconduct of the Indemnified Person, or (b) OPIC's failure to perform any act required of it relating to the Loan. The Borrower Indemnity is independent of and in addition to (i) any rights of any party hereto in connection with any Loss or Costs of Defense, and (ii) any other agreement, and shall survive the execution, modification, and amendment of this Agreement and the other Financing Documents, the expiration, cancellation, or termination of the Commitment, the disbursement and repayment of the Loan, and the provisions of any other indemnity. Any exclusion of an obligation to pay any amount under this Section shall not affect the requirement to pay such amount under any other Section hereof or under any other agreement. OPIC and each Indemnified Person shall have the right to control its, his, or her defense, PROVIDED, HOWEVER, that each Indemnified Person shall: (a) notify the Borrowers in writing as soon as practicable of any Loss, Potential Loss, or Cost of Defense, and (b) keep the Borrowers reasonably informed of material developments with respect thereto. In exercising the right and power to control his, her, or its actions in connection with a Loss or Potential Loss, including a decision to settle any such Loss, each Indemnified Person shall, taking into account the nature and policies of such Indemnified Person (i) consult with the Borrowers, and (ii) act as such Indemnified Person would act if the Costs of Defense or settlement were to be paid by such Indemnified Person. Each of the Borrowers acknowledge and agree that each Indemnified Person is an express, third-party beneficiary of the Borrowers' obligations under this Section 9.10.


      SECTION 9.11 FURTHER ASSURANCES.

      The Borrowers shall execute and deliver to OPIC such additional documents and take such additional action as OPIC may require to carry out the purposes of the Financing Documents, to cause the Financing Documents to be duly registered, notarized, and stamped in any applicable jurisdiction, and to preserve and protect OPIC's rights as contemplated herein or therein.


      SECTION 9.12 COUNTERPARTS.

      This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

      SECTION 9.13 WAIVER OF LITIGATION PAYMENTS.

      In the event that any action or lawsuit is initiated by or on behalf of OPIC against the Borrowers or any other party to any Financing Document, the Borrowers, to the fullest extent permissible under applicable law, irrevocably waive their right to, and agree not to request, plead, or claim that OPIC and its successors, transfers, and assigns (any such Person, an "OPIC PLAINTIFF") post, pay, or offer, any CAUTIO JUDICATUM SOLVI bond, litigation bond, or any other bond, fee, payment, or security measure provided for by any provision of law applicable to such action or lawsuit (any such bond, fee, payment, or measure, a "LITIGATION PAYMENT"), and the Borrowers further waive any objection that it may now or hereafter have to an OPIC Plaintiff's claim that such OPIC Plaintiff should be exempt or immune from posting, paying, making, or offering any such Litigation Payment.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered on its behalf by its authorized representative as of the date first above written.


                       PRICESMART, INC.


                       By: ______________________________


                       Its: _____________________________
                                  Authorized Officer


                       PSMT CARIBE, INC.


                       By: ______________________________


                       Its: _____________________________
                                 Authorized Officer


                       PSMT PRISMAR DE COSTA RICA, S.A.


                       By:________________________________


                       Its:_______________________________
                                  Authorized Officer


                       PRICSMARLANDCO, S.A.


                       By:________________________________


                       Its:_______________________________
                                  Authorized Officer


                       OVERSEAS PRIVATE INVESTMENT
                        CORPORATION


                       By: _______________________________


                       Its: ______________________________
                                  Authorized Officer

                        )
                        )  ss:
                        )




      I, ______________________, a notary public in and for  _______________,
DO HEREBY CERTIFY that ___________________________________, an Authorized
Officer of PriceSmart, Inc. ("PRICESMART"), personally appeared before me in said _______________________, personally known to me and known by me to be the person who executed on behalf of PriceSmart the Loan Agreement annexed hereto, who acknowledged the same to be his or her own free act and deed and the free act and deed of PriceSmart, and that he or she had the necessary authority to do so.

      Given under my hand and notarial seal this _____ day of __________, 2001.





                                    ----------------------------------


                                    ----------------------------------

                        )
                        )  ss:
                        )




      I, ______________________, a notary public in and for  _______________,
DO HEREBY CERTIFY that ___________________________________, an Authorized
Officer of PSMT Caribe, Inc. ("PSMT CARIBE"), personally appeared before me in said _______________________, personally known to me and known by me to be the person who executed on behalf of PSMT Caribe the Loan Agreement annexed hereto, who acknowledged the same to be his or her own free act and deed and the free act and deed of the PSMT Caribe, and that he or she had the necessary authority to do so.

      Given under my hand and notarial seal this _____ day of __________, 2001.





                                    ----------------------------------


                                    ----------------------------------

                        )
                        )  ss:
                        )




      I, ______________________, a notary public in and for  _______________,
DO HEREBY CERTIFY that ___________________________________, an Authorized
Officer of PSMT Prismar de Costa Rica, S.A. ("PSMT COSTA RICA"), personally appeared before me in said _______________________, personally known to me and known by me to be the person who executed on behalf of PSMT Costa Rica the Loan Agreement annexed hereto, who acknowledged the same to be his or her own free act and deed and the free act and deed of the PSMT Costa Rica, and that he or she had the necessary authority to do so.

      Given under my hand and notarial seal this _____ day of __________, 2001.





                                    ----------------------------------


                                    ----------------------------------

                        )
                        )  ss:
                        )




      I, ______________________, a notary public in and for  _______________,
DO HEREBY CERTIFY that ___________________________________, an Authorized
Officer of Pricsmarlandco, S.A. ("COSTA RICA LANDCO"), personally appeared before me in said _______________________, personally known to me and known by me to be the person who executed on behalf of Costa Rica Landco the Loan Agreement annexed hereto, who acknowledged the same to be his or her own free act and deed and the free act and deed of the Costa Rica Landco, and that he or she had the necessary authority to do so.

      Given under my hand and notarial seal this _____ day of __________, 2001.





                                    ----------------------------------


                                    ----------------------------------

                                   SCHEDULE X
                                   ----------


      1. DEFINED TERMS. As used in this Agreement and this Schedule X, the following terms shall have the following meanings.

            "ADJUSTED INDEBTEDNESS" means Indebtedness excluding trade liabilities incurred in the ordinary course of business, operating lease obligations, and other items commonly considered current payables according to GAAP.

            "AFFILIATE" means, with respect to any Person, (i) any other Person that is directly or indirectly controlled by, under common control with or controlling such Person; (ii) any other Person owning beneficially or controlling five percent (5%) or more of the equity interest in such Person;
(iii) any officer or director of such Person; or (iv) any spouse or relative of such Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of partnership interests or voting securities, by contract or otherwise.

            "AFFILIATE PAYMENT" means any payment by any Borrower or any Subsidiary to any Affiliate of any Borrower, except for Back-to-Back Loan payments.

            "AGREEMENT" means this Loan Agreement as amended, modified, or supplemented from time to time.

            "APPLICATION" means PriceSmart's application to OPIC for the Loan, consisting of the Commitment Letter, and the items described in Schedule 1.01.

            "AUTHORIZED OFFICER" means, with respect to any Person, any officer designated in such Person's Charter Documents or otherwise in writing as having been authorized to execute and deliver any of the Financing Documents.

            "BACK-TO-BACK LOAN" means any loan or other advance to any Borrower or any Subsidiary that are collateralized by cash or cash-equivalent deposits of any Borrower or any Subsidiary.

            "BORROWERS" has the meaning set forth in the preamble to this Agreement.

            "BORROWER DOCUMENTS" means each of the Financing Documents to which the Borrowers are or will be a party.

            "BORROWER INDEMNITY" has the meaning set forth in Section 9.10.

            "BUSINESS DAY" means any day other than (i) a Saturday, Sunday, or day on which commercial banks are authorized by law to close in the City of New York or Washington, D.C., United States of America, (ii) with respect to any Disbursement or any payment or communication to OPIC, a day on which OPIC is not open for business, and (iii) solely for the purpose of Disbursement, a day when banks are not open for business in London, England.

            "CANCELLATION FEE" has the meaning set forth in Section 2.06(b).

            "CASH FLOW" of PriceSmart for any period, means the sum of (i) its Net Income for such period, PLUS (ii) all interest expense, any expense for any Commitment Fee, Facility Fee and Maintenance Fee, and depreciation, amortization, deferred income taxes, and other non-cash expenses for such period (but only to the extent deducted in determining Net Income), MINUS (iii) Changes in Working Capital.

            "CENTRAL OFFICE EXPENDITURES" means all costs related to the operations of offices located in Miami, Florida and San Diego, California.

            "CERTIFIED" means, in respect of any document, that it is being delivered accompanied by a certification from an Authorized Officer that it is true and complete (or a true and complete copy, as the case may be), including all amendments to date, and in full force and effect in accordance with its terms as of the date of certification.

            "CHANGE IN CIRCUMSTANCES" has the meaning set forth in Section 5.02.

            "CHANGES IN WORKING CAPITAL" means Working Capital at the end of any period MINUS Working Capital at the beginning of such period.

            "CHARGE-BACK" means any expense charged by PriceSmart to a Subsidiary or Joint Venture for Central Office Expenditures.

            "CHARTER DOCUMENTS" means, in respect of any Person, such Person's founding act, charter, articles of incorporation and by-laws, memorandum and articles of association, statute, or similar instrument.

            "CHATTEL MORTGAGE" means a security device which creates a valid and enforceable, first-priority lien over the movable assets secured by it.

            "CLOSING DATE" for any Disbursement means the Business Day on which a Disbursement is made.

            "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute and all rules and regulations promulgated thereunder.

             "COLLATERAL AGENT" means a U.S. financial institution acceptable to OPIC, as collateral agent under the DSR Agreement.

            "COMMITMENT" means OPIC's commitment to lend an amount up to $5,000,000 less (i) the portion thereof that pursuant to Section 2.06(b) has been canceled or has been deemed canceled, and (ii) any Loan amounts repaid or prepaid.

            "COMMITMENT FEE" has the meaning set forth in Section 2.06(a).

            "COMMITMENT LETTER" means the letter agreement, dated September 25, 2000, among OPIC and PriceSmart.

            "COMMITMENT PERIOD" means the period commencing on March 31, 2001, and expiring on the earlier of (i) the first date on which the amount of the Loan equals the amount of the Commitment and (ii) January 26, 2003.

            "CONSENTS" means any registration, declaration, filing, consent, license, right, approval, authorization, or permit.

            "CONSOLIDATED" or "CONSOLIDATED BASIS" means financial statements that present the financial position of legally separate parent and subsidiary companies as if they were one economic entity and that eliminate inter-company transactions.

            "CORPORATE EXPANSION PLAN" means PriceSmart's plan to construct, equip and place into operation and the provision of working capital for twenty-four (24) deep discount membership-shopping warehouse stores.

            "CORPORATE FINANCIAL PLAN" means the financial plan for the Corporate Expansion Plan pursuant to Schedule 3.01(l)(ii).

            "CORRUPT PRACTICES LAWS" means (i) the Foreign Corrupt Practices Act of 1977 (Pub. L. No. 95-213,ss.ss.101-104), as amended, and (ii) any other law, regulation, order, decree or directive having the force of law and relating to bribery, kick-backs, or similar business practices.

            "COSTS OF DEFENSE" has the meaning set forth in Section 9.10.

            "CURRENT ASSETS" means assets of each Borrower treated as current assets under GAAP.

            "CURRENT LIABILITIES" means all Indebtedness of each Borrower and liabilities due on demand or to become due within one year and other liabilities of each Borrower treated as current liabilities under GAAP.

            "DEBT SERVICE" means, as of any date of determination, the sum of all payments of principal, interest, and fees made or required to be made by the Borrowers in respect of Long-term Indebtedness during the period of four (4) consecutive fiscal quarters immediately preceding such date of determination.

            "DEBT SERVICE RESERVE ACCOUNT" means a Dollar-denominated account established by PriceSmart in a U.S. financial institution acceptable to OPIC and pledged to OPIC pursuant to the terms of the DSR Agreement.

            "DEBT SERVICE RESERVE REQUIREMENT" has the meaning set forth in the DSR Agreement.

            "DEFAULT" means an event or condition that, with the passage of time or the giving of notice, or both, could constitute an Event of Default.

            "DEFAULT RATE" means a fixed interest rate equal to two percent (2%) PER ANNUM above the highest Interest Rate set forth in any Note outstanding at the time any amount due to OPIC under any Financing Document is not paid when due.

            "DEFINED BENEFIT PLAN" means a Plan that defines the benefits that employees will receive.

            "DERIVATIVE TRANSACTION" means any swap agreement, cap agreement, collar agreement, futures contract, forward contract or similar arrangement with respect to interest rates, currencies or commodities.

            "DISBURSEMENT" means any disbursement of the Loan.

            "DISBURSEMENT REQUEST" means a request for disbursement of the Loan substantially in the form of Exhibit B.

            "DOLLARS" or "$" means U.S. dollars.

            "DSR AGREEMENT" means an agreement among PriceSmart, OPIC, and the Collateral Agent, satisfactory to OPIC in form and substance, providing, among other things, for the creation of a Lien in favor of OPIC on the Debt Service Reserve Account and all assets deposited or held therein, together with mechanisms for calculating the Debt Service Reserve Requirement and for determining how assets, including all foreign exchange revenues of the Borrowers, are to be deposited and held in the Debt Service Reserve Account and applied by the Collateral Agent.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder. References to sections of ERISA shall be construed to also refer to any successor sections.

            "ERISA AFFILIATE" shall mean (i) a corporation which is a member of a controlled group of corporations with the Borrowers within the meaning of
Section 414(b) of the Code; (ii) a trade or business (including a sole proprietorship, partnership, trust, estate, or corporation) which is under common control with the Borrowers within the meaning of Section 414(c) of the Code or Section 4001(b)(1) of ERISA; (iii) a member of an affiliated service group with the Borrowers within the meaning of Section 414(m) of the Code; or
(iv) an entity described in Section 414(o) of the Code.

            "EVENT OF DEFAULT" has the meaning set forth in Section 8.01.

            "FACILITY FEE" has the meaning set forth in Section 2.06(c).

            "FEES" means the Commitment Fee, the Cancellation Fee, the Facility Fee, and the Maintenance Fee.

            "FINANCIAL STATEMENTS" means, with respect to each Borrower, quarterly or annual balance sheet and statements of income, retained earnings, and sources and uses of funds for such fiscal period, together with all notes thereto and with comparable figures for the corresponding period of its previous Fiscal Year, each prepared in English and in Dollars in accordance with GAAP.

            "FINANCING DOCUMENTS" has the meaning set forth in Section 4.02.

            "FISCAL YEAR" means, with respect to each Borrower, the period beginning on September 1 and ending on August 31 of each year.

            "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, applied on a consistent basis both as to classification of items and amounts.

            "GUARANTY TRUST" means a legal entity in Costa Rica created by the grantor for the benefit of OPIC and which creates a valid and enforceable, first-priority lien on the assets included within it.

            "IFC A LOAN" means the loan made pursuant to the IFC A Loan
Agreement.

            "IFC C LOAN" means the loan made pursuant to the IFC C Loan
Agreement.

            "IFC A LOAN AGREEMENT" means the Loan Agreement entered into among PriceSmart, Inc., PSMT Caribe, Inc., PSMT Trinidad/Tobago Limited, and International Finance Corporation dated January 26, 2001, in the principal amount of $22,000,000.

            "IFC C LOAN AGREEMENT" means the Loan Agreement entered into among PriceSmart, Inc., PSMT Caribe, Inc., PSMT Trinidad/Tobago Limited and International Finance Corporation dated January 26, 2001, in the principal amount of $10,000,000.

            "INDEBTEDNESS" means, with respect to any Person at any date, total liabilities as defined by GAAP, excluding Back-to-Back Loans, and any obligation created, issued, incurred, or assumed by such Person for borrowed money or arising out of any credit facility or financial accommodation, or for the deferred purchase price of goods or services, including, any Permitted Derivative Transactions, any credit to such Person under any conditional sale or other title retention agreement, all guaranties by such Person of liabilities or Indebtedness of any other Person, liabilities or Indebtedness of any other Person secured by any assets or revenue of such Person, and the net aggregate rentals under any lease by such Person as lessee that under GAAP would be capitalized on the books of the lessee or that is the substantial equivalent of the financing of the property so leased.

            "INDEMNIFIED PERSON" has the meaning set forth in Section 9.10.

            "INTEREST RATE" means, with respect to a Note, a fixed rate of interest equal to the borrowing cost charged to OPIC, for the Disbursement evidenced by such Note, by the U.S. Department of the Treasury plus four percent (4%) PER ANNUM.

            "IFC" means the International Finance Corporation, and international organization established by Articles of Agreement among its member countries, and a member of the World Bank Group.

            "JOINT VENTURE" means a legal entity to which PriceSmart and one or more Persons, other than an Affiliate, contribute assets, share risks, profits, and losses, have the right to direct and govern the policy of the undertaking all of which may altered by agreement.

            "LIEN" means any lien, pledge, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, or other encumbrance on or with respect to, or any preferential arrangement having the practical effect of constituting a security interest with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind.

            "LITIGATION PAYMENT" has the meaning set forth in Section 9.13.

            "LOAN" means, on any date, the aggregate of the outstanding unpaid principal amounts of the Notes then outstanding.

            "LOAN DOCUMENTS" has the meaning set forth in Section 4.02(a)(ii).

            "LOAN MATURITY DATE" means  September 15, 2010.

            "LONG-TERM INDEBTEDNESS" means, in accordance with GAAP, any Indebtedness, the final maturity of which, by its terms or the terms of any agreement related to it, falls due more than one year after the date of its incurrence.

            "LOSS" has the meaning set forth in Section 9.10.

            "MAINTENANCE FEE" has the meaning set forth in Section 2.06(d).

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) PriceSmart, (ii) the Project, (iii) the business, operations, prospects, condition (financial or otherwise), or property of PriceSmart or the Project or any other Person whose continuing viability is essential to PriceSmart or the Project, (iv) the ability of the Borrowers or any other party to perform in a timely manner its material obligations under any of the Financing Documents, (v) the validity or enforceability of any material provision of any Financing Document, (vi) the rights and remedies of OPIC under any of the Financing Documents, or (vii) the Liens provided to OPIC under the Security Documents.

            "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA which is maintained for employees of PriceSmart or any ERISA Affiliate.

            "NET INCOME" means, on a Consolidated Basis with respect to PriceSmart, for any period, the net income (loss) of PriceSmart for such period, as determined in accordance with GAAP, PROVIDED, that there shall be excluded in such determination (i) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (ii) any aggregate net gain during such period arising from the sale, conversion, exchange, or other disposition of capital assets, (iii) any gains resulting from the write-up of any assets, (iv) any net gain arising from the extinguishment, under GAAP, of any Indebtedness of PriceSmart, and (v) any net income or gain during such period resulting from (A) any change in accounting principles in accordance with GAAP, (B) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (C) any extraordinary items, and (D) any discontinued operations or the disposition thereof.

            "NOTE" means any promissory note issued by the Borrowers pursuant to this Agreement substantially in the form of Exhibit A.

            "OPIC" has the meaning set forth in the preamble to this Agreement.

            "OPIC PLAINTIFF" has the meaning set forth in Section 9.13.

            "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

            "PSMT CARIBE COSTA RICA STOCK PLEDGE AND SHARE RETENTION AGREEMENT" means the Stock Pledge and Share Retention Agreement among PSMT Caribe, PSMT Costa Rica, Costa Rica Landco, and OPIC, satisfactory to OPIC in form and substance.

            "PAYMENT DATE" means the 15th day of each March and September after the date hereof until the Loan and all amounts due hereunder or under the Notes are paid in full, unless such Payment Date is not a Business Day, in which case the Payment Date will be the next succeeding Business Day.

            "PERSON" means an individual, a legal entity, including, a partnership, a joint venture, a corporation, a trust, and an unincorporated organization, and a government or any department or agency thereof.

            "PERMITTED DERIVATIVE TRANSACTION" means any Derivative Transaction permitted in accordance with Section 7.02(g) of this Agreement.

            "PLAN" shall mean any employee benefit plan within the meaning of
Section 3(3) of ERISA, other than a Multiemployer Plan, subject to Title I of ERISA, which (i) is established, sponsored, maintained, or administered by a Borrower or any ERISA Affiliate, or for which a Borrower or any ERISA Affiliate has an obligation to contribute or any liability or in which a Borrower or any ERISA Affiliate participates, or (ii) has, since the date which is six years immediately preceding the date of this Agreement, been established, sponsored, maintained or administered for employees of a Borrower or any of its current or former ERISA Affiliates or for which a Borrower or any of its current or former ERISA Affiliates had an obligation to contribute or any liability or in which a Borrower or any of its current or former ERISA Affiliates participated.

            "POTENTIAL LOSS" has the meaning set forth in Section 9.10.

            "PREPAYMENT PREMIUM" has the meaning set forth in Section 2.04.

            "PRICESMART STOCK PLEDGE AND SHARE RETENTION AGREEMENT" means the Stock Pledge and Share Retention Agreement between PriceSmart, and OPIC, satisfactory to OPIC in form and substance.

            "PRINCIPAL INSTALLMENT" has the meaning set forth in Section 2.03.

            "PROJECT" means the construction, equipping and placing into operation and the provision of working capital for one deep discount membership-shopping warehouse store located in Heredia, Costa Rica.

            "PROJECT COMPANY" means either PSMT Costa Rica or Costa Rica Landco, collectively, "Project Companies".

            "PROJECT CONTRACTS" has the meaning set forth in Section 7.09.

            "PROJECT COUNTRY" means Costa Rica.

            "PROJECT FINANCIAL PLAN" means the financial plan for the Project pursuant to Schedule 3.01(l)(i).

            "PROJECTED DEBT SERVICE" means, as of any date of determination, the sum of all payments of principal, interest, and fees required to be made by the Borrowers in respect of Long-term Indebtedness during the period of four (4) consecutive fiscal quarters next succeeding such date of determination.

            "RESTRICTED PAYMENT" means any of the following made directly or indirectly by any Borrower or Subsidiary: (i) any dividend or distribution on any share of capital stock of PriceSmart, including any reduction of capital,
(ii) any payment of principal or interest on any Indebtedness of any Borrower or Subsidiary to or for the benefit of any Affiliate, other than accounts payable for goods or services PROVIDED on an arm's-length basis, and (iii) any purchase, redemption, acquisition, or retirement of any shares of capital stock of any Borrower or any Subsidiary or any Indebtedness of any Borrower or any Subsidiary held by any Affiliate, except for the purchase of shares of capital stock of PriceSmart Subsidiaries by PriceSmart.

            "SECURITY DOCUMENTS" has the meaning set forth in Section 4.02(a)(iii).

            "SECURITY SHARING AGREEMENT" means an undertaking between OPIC and the IFC by which they will cooperate in exercising any remedies in respect of the Loan, the IFC A Loan and the IFC C Loan and security granted therefor and share any recoveries thereunder.

            "SELF-MONITORING QUESTIONNAIRE" means the Annual Self-Monitoring Questionnaire attached as Exhibit E, as the same may be revised and supplemented by OPIC from time to time.

            "SUBSIDIARY" means with respect to PriceSmart, any entity:

            (i) over fifty percent (50%) of whose capital is owned, directly or indirectly, by PriceSmart; or

            (ii) for which PriceSmart may nominate or appoint a majority of the members of the board of directors or such other body performing similar function; or

            (iii) which is otherwise effectively controlled by that PriceSmart.

            "TANGIBLE NET WORTH" means, as of any date for the Borrowers, (i) the total stockholders equity (including capital stock, paid-in capital and retained earnings, after deducting treasury stock and reserves) that would appear on each Borrower's Financial Statements prepared as of that date, less
(ii) the aggregate book value of all intangible assets shown on each Borrower's Financial Statements as of that date (including goodwill, patents, trademarks, trade names, copyrights, franchises, and unrealized appreciation of assets).

            "TAXES" means all taxes, charges, fees, levies or other assessments, including without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, turnover, transfer, franchise, profits, license, withholding, payroll, employment, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any local taxing authority and any political subdivision, instrumentality, agency or similar body of any local taxing authority.

            "U.S." means the United States of America.

            "U.S. GOVERNMENT" means the government of the United States of America and its agencies and instrumentalities.

            "U.S. PERSON" means a:

            (i) United States citizen; or

            (ii) corporation, partnership or other association, including a nonprofit association, created under the laws of the United States or any state or territory thereof, or the District of Columbia, and more than fifty percent (50%) beneficially owned by United States citizens; or

            (iii) foreign corporation, partnership or other association wholly owned by one or more such United States citizens, corporations, partnerships, or other associations; provided, however, that the eligibility of such foreign corporation shall be determined without regard to any shares, aggregating less than five (5%) of the total of issued and subscribed share capital, held by other than the United States owners.

            "WORKER RIGHTS REQUIREMENTS" has the meaning set forth in Section 7.09.

            "WORKING CAPITAL" means Current Assets (excluding all cash) MINUS Current Liabilities (excluding the current portion of all Indebtedness).

            "WORLD BANK GUIDELINES" means the International Finance Corporation's Environmental, Health and Safety Guidelines for Office Buildings, dated July 1, 1998.


      2. RULES OF INTERPRETATION.

      In this Agreement and this Schedule X, unless otherwise indicated or required by the context: (a) reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, supplemented, revised, or modified from time to time; (b) all references to an "Article," "Section", "Schedule," or "Exhibit" are to an Article or Section of this Agreement or to a Schedule or an Exhibit attached thereto and shall be deemed to have been made a part thereof; (c) the table of contents and article and section headings and other captions are for the purpose of reference only and do not limit or affect the meaning of the terms and provisions thereof; (d) defined terms in the singular include the plural and vice versa, and the masculine, feminine and neuter gender include all genders;
(e) accounting terms not defined in this Schedule X have the meanings given to them under GAAP; (f) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (g) the words "include," "includes," and "including" mean include, includes and including "without limitation" and "without limitation by specification"; (h) terms capitalized for other than grammatical purposes that are defined in (i) the preamble, (ii) the recitals, or
(iii) the Sections of this Agreement have the meanings ascribed to them therein; and (i) phrases such as "satisfactory to OPIC", "in such manner as OPIC may determine," "to OPIC's satisfaction," "at OPIC's election," and phrases of similar import authorize and permit OPIC to approve, disapprove, act or decline to act in its sole discretion.

                                                                 EXHIBIT A



                            [FORM OF] PROMISSORY NOTE


$___________                                             Dated:  [  ], 2001


      FOR VALUE RECEIVED, the undersigned, PriceSmart, Inc., a corporation organized and existing under the laws of the State of Delaware, USA ("PriceSmart"), and PSMT Caribe, Inc., a corporation organized and existing under the laws of the Territory of the British Virgin Islands ("PSMT CARIBE"), Prismar de Costa Rica, S.A., a corporation organized and existing under the laws of Costa Rica ("PSMT COSTA RICA"), and Pricsmarlandco, S.A., a corporation organized and existing under the laws of Costa Rica ("COSTA RICA LANDCO"), each a "Borrower" and, collectively, the "Borrowers", HEREBY PROMISE TO PAY to the order of OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC"), the principal sum of [______________] Dollars ($__________) or, if less, the principal amount of the Disbursement (as defined below) evidenced by this Promissory Note that is outstanding at any time, in substantially equal consecutive semi-annual installments on the fifteenth day of each March and September in each year, commencing on [_________] (each a "PAYMENT DATE"), and ending no later than [_______] (the "LOAN MATURITY DATE"); PROVIDED, HOWEVER, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount hereof; together with interest on the principal amount hereof from time to time outstanding from the date hereof until such principal amount is paid in full, payable semi-annually in arrears on the fifteenth day of each March and September and on the Loan Maturity Date at a fixed rate PER ANNUM equal at all times to [a fixed rate of interest equal to the borrowing cost charged to OPIC by the U.S. Department of Treasury plus four hundred basis points (4%) PER ANNUM] (the "INTEREST RATE") and, with respect to interest on any overdue amount due to OPIC under any Financing Document, payable on demand, at the Default Rate from the date that such amount was due to the date of payment thereof in full. Both principal and interest on the Disbursement are payable to OPIC in Dollars and otherwise as set forth in Section 2.03 of the Loan Agreement (as defined below).

      This Promissory Note is a Note referred to in, is issued under, and is subject to and entitled to the benefits of, the Loan Agreement dated as of [ ], 2001, among the Borrowers and OPIC (the "LOAN AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined). The Loan Agreement, among other things, (i) provides for the making of disbursements (each a "DISBURSEMENT") by OPIC to the Borrower, the indebtedness of the Borrower resulting from each Disbursement being evidenced by a Note, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for voluntary and mandatory prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. No reference herein to the Loan Agreement and no provision of this Promissory Note or the Loan Agreement shall alter or impair the obligation of the Borrower to pay the principal of, interest on, and all other amounts due pursuant to this Promissory Note as provided herein.

      THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

                               PRICESMART, INC.


                               By: ________________________
                               Its:


                               PSMT CARIBE, INC.


                               By: ________________________
                               Its:


                               PSMT PRISMAR DE COSTA RICA, S.A.


                               By: ________________________
                               Its:


                               PRICSMARLANDCO, S.A.


                               By: ________________________
                               Its:

                                                                   EXHIBIT B

                          FORM OF DISBURSEMENT REQUEST


                                PriceSmart, Inc.
                                4649 Morena Blvd.
                           San Diego, California 92117


                                                      [DATE]

Overseas Private Investment Corporation
1100 New York Avenue, N.W.
Washington, D.C.  20527
United States of America

Attention:  Vice President for Finance
            with a copy to Treasurer


                              DISBURSEMENT REQUEST

Dear Sir or Madam:

Reference is made to the Loan Agreement among PriceSmart, Inc. ("PRICESMART"), PSMT Caribe, Inc. ("PSMT CARIBE"), Prismar de Costa Rica, S.A. ("PSMT COSTA RICA"), Pricsmarlandco, S.A. ("COSTA RICA LANDCO"), each a "BORROWER" and, collectively, the "BORROWERS", and Overseas Private Investment Corporation ("OPIC") dated as of [___], 2001 (the "LOAN AGREEMENT"). Except as otherwise provided, capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

Each of PSMT Caribe, PSMT Costa Rica, and Costa Rica Landco has appointed PriceSmart as its attorney-in-fact for the purpose of executing and delivering this Disbursement Request.

Pursuant to Section 2.01(b) of the Loan Agreement, notice is hereby given that:

      (i)  the undersigned requests Disbursement of the Loan as follows:

      Amount of Disbursement:  $__________

      Closing Date:     [NOT LESS THAN 10 BUSINESS DAYS FROM THE DATE OPIC
                        RECEIVES THIS DISBURSEMENT REQUEST]; and

      (ii) there is a simultaneous request for pro-rata disbursement (as defined in the IFC A Loan Agreement) for the IFC A Loan, a copy of such request is attached.

The proceeds of the Disbursement are needed for purposes of the Project to meet the following expenses (detailed in Exhibit A attached hereto and which also will be described in detail and documented in the Officer Certificate to be delivered on the Closing Date pursuant to Section 5.03):

      1.    [___]
      2.    [___]

As of the Closing Date, each of the conditions set forth in [Articles IV and VI][Articles V and VI] will be satisfied.

                                Very truly Yours,

                                PriceSmart, Inc.

                                By:__________________________
                                Its:

                                                              EXHIBIT C(i)





                   FORM OF CORPORATE AUTHORIZATION CERTIFICATE


                                PriceSmart, Inc.
                                4649 Morena Blvd.
                           San Diego, California 92117

                          ---------------------------

                              OFFICER'S CERTIFICATE
                            PURSUANT TO SECTION 4.01

                          ---------------------------




      I, [__________], Corporate Secretary of PriceSmart, Inc., a corporation organized and existing under the laws of the State of Delaware, USA ("PRICESMART"), DO HEREBY CERTIFY that:

      1. Attached hereto as Exhibit A is a true and complete copy of the [Charter Documents] of PriceSmart, as amended to date, which are in full force and effect as of the date hereof [, together with [__________], evidencing that such documents have been approved by the competent governmental agencies and authorities in [_____]].

      2. Attached hereto as Exhibit B are true and complete copies of resolutions duly adopted by the [Board of Directors] of PriceSmart [and of all documents evidencing any other necessary corporate or shareholder action taken by PriceSmart] to authorize the execution, delivery and performance of the Loan Agreement among PriceSmart, PSMT Caribe, Inc., Prismar de Costa Rica, S.A., Pricsmarlandco, S.A., each a "BORROWER" and, collectively, the "BORROWERS", and Overseas Private Investment Corporation ("OPIC"), dated as of [_____], 2001 (the "LOAN AGREEMENT") (capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement), the Notes and each of the other Financing Documents to which it is or will be a party, and such resolutions are in full force and effect without amendment as of the date hereof.

      3. The following named individuals whose specimen signatures and titles are set forth opposite their names are authorized to execute and deliver on behalf of PriceSmart the Loan Agreement, the Notes, each of the other Financing Documents to which PriceSmart is or will be a party and all other notices or instruments contemplated in the Loan Agreement:

--------------------       --------------------      --------------------
           Name                      Title             Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title             Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title             Specimen Signature



      WITNESS my hand this [_____] day of [__________], 2001.



                                                ----------------------------
                                                           [Name]
                                                    Corporate Secretary



      I, [__________], the Chairperson and Chief Executive Officer of PriceSmart, DO HEREBY CERTIFY that [Name of Corporate Secretary] is, and at all times since [__________], [199_ or 200_] has been, duly elected and qualified as Corporate Secretary of the Company, and that the signature of such Corporate Secretary set forth above is true and genuine.

      WITNESS my hand this [_____] day of [______], 2001.






                                           ---------------------------

United States of America       )
                               )  ss:
                               )




            I, _____________________________, a [notary public in and for
_________________________], DO HEREBY CERTIFY that [Name], the Chairperson and Chief Executive Officer of PriceSmart, Inc. ("PRICESMART"), personally appeared before me in [_____________________], personally known to me and known by me to be the person who executed on behalf of PriceSmart the Officer's Certificate annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of PriceSmart, and that he had the necessary authority to do so. I DO FURTHER CERTIFY that [Name], Corporate Secretary of PriceSmart, personally appeared before me in [_______________________], personally known to me and known by me to be the person who executed on behalf of PriceSmart the Certificate of Corporate Secretary annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of PriceSmart, and that [he/she] had the necessary authority to do so.

            Given under my hand and [notarial] seal this [_____] day of [__________], 2001.





                                    ------------------------------


                                    -----------------------------

                                                       EXHIBIT C(ii)





                   FORM OF CORPORATE AUTHORIZATION CERTIFICATE


                                PSMT Caribe, Inc.
                                    [Address]
                           ---------------------------

                              OFFICER'S CERTIFICATE
                            PURSUANT TO SECTION 4.01
                           ---------------------------




      I, [__________], Corporate Secretary of PSMT Caribe, Inc., a corporation organized and existing under the laws of the Territory of the British Virgin Islands ("PSMT CARIBE"), DO HEREBY CERTIFY that:

      1. Attached hereto as Exhibit A is a true and complete copy of the [Charter Documents] of PSMT Caribe, as amended to date, which are in full force and effect as of the date hereof [, together with [__________], evidencing that such documents have been approved by the competent governmental agencies and authorities in [_____]].

      2. Attached hereto as Exhibit B are true and complete copies of resolutions duly adopted by the [Board of Directors] of PSMT Caribe [and of all documents evidencing any other necessary corporate or shareholder action taken by PSMT Caribe]to authorize the execution, delivery and performance of the Loan Agreement among PriceSmart, Inc., PSMT Caribe, Inc., Prismar de Costa Rica, S.A., Pricsmarlandco, S.A., each a "BORROWER" and, collectively, the "BORROWERS", and Overseas Private Investment Corporation ("OPIC"), dated as of [_____], 2001 (the "LOAN AGREEMENT") (capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement), the Notes and each of the other Financing Documents to which it is or will be a party, and such resolutions are in full force and effect without amendment as of the date hereof.

      3. The following named individuals whose specimen signatures and titles are set forth opposite their names are authorized to execute and deliver on behalf of PSMT Caribe the Loan Agreement, the Notes, each of the other Financing Documents to which PSMT Caribe is or will be a party and all other notices or instruments contemplated in the Loan Agreement:

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature



      WITNESS my hand this [_____] day of [__________], 2001.



                                                   ----------------------------
                                                               [Name]
                                                        Corporate Secretary



      I, [__________], the Chairperson and Chief Executive Officer of PSMT Caribe, DO HEREBY CERTIFY that [Name of Corporate Secretary] is, and at all times since [__________], [199_ or 200_] has been, duly elected and qualified as Corporate Secretary of the Company, and that the signature of such Corporate Secretary set forth above is true and genuine.

      WITNESS my hand this [_____] day of [______], 2001.






                                                   ----------------------------

United States of America      )
                              )  ss:
                              )




            I, _____________________________, a [notary public in and for
_________________________], DO HEREBY CERTIFY that [Name], the Chairperson and Chief Executive Officer of PSMT Caribe, Inc. ("PSMT CARIBE"), personally appeared before me in [_____________________], personally known to me and known by me to be the person who executed on behalf of PSMT Caribe the Officer's Certificate annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of PSMT Caribe, and that he had the necessary authority to do so. I DO FURTHER CERTIFY that [Name], Corporate Secretary of PSMT Caribe, personally appeared before me in [_______________________], personally known to me and known by me to be the person who executed on behalf of PSMT Caribe the Certificate of Corporate Secretary annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of PSMT Caribe, and that [he/she] had the necessary authority to do so.

            Given under my hand and [notarial] seal this [_____] day of [__________], 2001.

                                    ------------------------------


                                    ------------------------------

                                                      EXHIBIT C(iii)





                   FORM OF CORPORATE AUTHORIZATION CERTIFICATE


                           Prismar de Costa Rica, S.A.
                                    [Address]
                          ---------------------------

                              OFFICER'S CERTIFICATE
                            PURSUANT TO SECTION 4.01
                          ---------------------------




      I, [__________], Corporate Secretary of Prismar de Costa Rica, S.A., a corporation organized and existing under the laws of Costa Rica ("PSMT COSTA RICA"), DO HEREBY CERTIFY that:

      1. Attached hereto as Exhibit A is a true and complete copy of the [Charter Documents] of PSMT Costa Rica, as amended to date, which are in full force and effect as of the date hereof [, together with [__________], evidencing that such documents have been approved by the competent governmental agencies and authorities in [_____]].

      2. Attached hereto as Exhibit B are true and complete copies of resolutions duly adopted by the [Board of Directors] of PSMT Costa Rica
[and of all documents evidencing any other necessary corporate or shareholder action taken by PSMT Costa Rica] to authorize the execution, delivery and performance of the Loan Agreement among PriceSmart, Inc., PSMT Caribe, Inc., Prismar de Costa Rica, S.A., Pricsmarlandco, S.A., each a "BORROWER" and, collectively, the "BORROWERS", and Overseas Private Investment Corporation ("OPIC"), dated as of [_____], 2001 (the "LOAN AGREEMENT") (capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement), the Notes and each of the other Financing Documents to which it is or will be a party, and such resolutions are in full force and effect without amendment as of the date hereof.

      3. The following named individuals whose specimen signatures and titles are set forth opposite their names are authorized to execute and deliver on behalf of PSMT Costa Rica the Loan Agreement, the Notes, each of the other Financing Documents to which PSMT Costa Rica is or will be a party and all other notices or instruments contemplated in the Loan Agreement:

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature



      WITNESS my hand this [_____] day of [__________], 2001.



                                                  ----------------------------
                                                              [Name]
                                                       Corporate Secretary



      I, [__________], the Chairperson and Chief Executive Officer of PSMT Costa Rica, DO HEREBY CERTIFY that [Name of Corporate Secretary] is, and at all times since [__________], [199_ or 200_] has been, duly elected and qualified as Corporate Secretary of the Company, and that the signature of such Corporate Secretary set forth above is true and genuine.

      WITNESS my hand this [_____] day of [______], 2001.






                                                  ----------------------------

United States of America      )
                              )  ss:
                              )



            I, ___________, a [notary public in and for_________________], DO
HEREBY CERTIFY that [Name], the Chairperson and Chief Executive Officer of Prismar de Costa Rica, S.A. ("PSMT COSTA RICA"), personally appeared before me in [_____________________], personally known to me and known by me to be the person who executed on behalf of PSMT Costa Rica the Officer's Certificate annexed hereto, who acknowledged the same to be [his/her]own free act and deed and the free act and deed of PSMT Costa Rica, and that he had the necessary authority to do so. I DO FURTHER CERTIFY that [Name], Corporate Secretary of PSMT Costa Rica, personally appeared before me in [_______________________], personally known to me and known by me to be the person who executed on behalf of PSMT Costa Rica the Certificate of Corporate Secretary annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of PSMT Costa Rica, and that [he/she] had the necessary authority to do so.

            Given under my hand and [notarial] seal this [_____] day of [__________], 2001.





                                    ------------------------------


                                    ------------------------------

                                                      EXHIBIT C(iv)





                   FORM OF CORPORATE AUTHORIZATION CERTIFICATE


                              Pricsmarlandco, S.A.
                                    [Address]
                          ---------------------------

                              OFFICER'S CERTIFICATE
                            PURSUANT TO SECTION 4.01
                          ---------------------------




      I, [__________], Corporate Secretary of Pricsmarlandco, S.A., a corporation organized and existing under the laws of Costa Rica ("COSTA RICA LANDCO"), DO HEREBY CERTIFY that:

      1. Attached hereto as Exhibit A is a true and complete copy of the [Charter Documents] of Costa Rica Landco, as amended to date, which are in full force and effect as of the date hereof [, together with [__________], evidencing that such documents have been approved by the competent governmental agencies and authorities in [_____]].

      2. Attached hereto as Exhibit B are true and complete copies of resolutions duly adopted by the [Board of Directors] of Costa Rica Landco [and of all documents evidencing any other necessary corporate or shareholder action taken by Costa Rica Landco] to authorize the execution, delivery and performance of the Loan Agreement among PriceSmart, Inc., PSMT Caribe, Inc., Prismar de Costa Rica, S.A., Pricsmarlandco, S.A., each a "BORROWER" and, collectively, the "BORROWERS", and Overseas Private Investment Corporation ("OPIC"), dated as of [_____], 2001 (the "LOAN AGREEMENT") (capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement), the Notes and each of the other Financing Documents to which it is or will be a party, and such resolutions are in full force and effect without amendment as of the date hereof.

      3. The following named individuals whose specimen signatures and titles are set forth opposite their names are authorized to execute and deliver on behalf of Costa Rica Landco the Loan Agreement, the Notes, each of the other Financing Documents to which Costa Rica Landco is or will be a party and all other notices or instruments contemplated in the Loan Agreement:

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature

--------------------       --------------------      --------------------
           Name                      Title               Specimen Signature



      WITNESS my hand this [_____] day of [__________], 2001.



                                                 ----------------------------
                                                             [Name]
                                                      Corporate Secretary



      I, [__________], the Chairperson and Chief Executive Officer of Costa Rica Landco, DO HEREBY CERTIFY that [Name of Corporate Secretary] is, and at all times since [__________], [199_ or 200_] has been, duly elected and qualified as Corporate Secretary of the Company, and that the signature of such Corporate Secretary set forth above is true and genuine.

      WITNESS my hand this [_____] day of [______], 2001.






                                                 ----------------------------

United States of America      )
                              )  ss:
                              )




            I, _______________, a [notary public in and for _____________],
DO HEREBY CERTIFY that [Name], the Chairperson and Chief Executive Officer of Pricsmarlandco, S.A. ("COSTA RICA LANDCO"), personally appeared before me in [_____________________], personally known to me and known by me to be the person who executed on behalf of Costa Rica Landco the Officer's Certificate annexed hereto, who acknowledged the same to be [his/her]own free act and deed and the free act and deed of Costa Rica Landco, and that he had the necessary authority to do so. I DO FURTHER CERTIFY that [Name], Corporate Secretary of Costa Rica Landco, personally appeared before me in [_______________________], personally known to me and known by me to be the person who executed on behalf of Costa Rica Landco the Certificate of Corporate Secretary annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of Costa Rica Landco, and that [he/she] had the necessary authority to do so.

            Given under my hand and [notarial] seal this [_____] day of [__________], 2001.





                                    ------------------------------


                                    ------------------------------

                                                       EXHIBIT D


                        FORM OF DISBURSEMENT CERTIFICATE


                                PriceSmart, Inc.
                                4649 Morena Blvd.
                           San Diego, California 92117

                           ---------------------------

                              OFFICER'S CERTIFICATE
                            PURSUANT TO SECTION 5.03

                           ---------------------------

      I, [__________], the [Treasurer] of PriceSmart, Inc., a corporation organized and existing under the laws of the State of Delaware, USA (the "PRICESMART"), DO HEREBY CERTIFY that:

      A. I am familiar with the terms of the Loan Agreement among PriceSmart, PSMT Caribe, Inc. ("PSMT CARIBE"), Prismar de Costa Rica, S.A. ("PSMT COSTA RICA"), Pricsmarlandco, S.A. ("COSTA RICA LANDCO"), each a "BORROWER" and, collectively, the "BORROWERS", and Overseas Private Investment Corporation ("OPIC"), dated as of [__], 2001 (the "LOAN AGREEMENT") (capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement);

      B. Each of PSMT Caribe, PSMT Costa Rica, and Costa Rica Landco has appointed PriceSmart as its attorney-in-fact for the purpose of executing and delivering this Disbursement Certificate.

      C. I have read the covenants, representations, warranties and agreements of the Borrowers contained in the Loan Agreement and the IFC A Loan Agreement and each of the Borrowers has been represented by counsel in connection with the Loan Agreement and the IFC A Loan Agreement;

      D. I have made or caused to be made such examination or investigation as is necessary to enable me to express an informed opinion as to the matters set forth below;

and pursuant to Section 5.03 of the Loan Agreement DO HEREBY CERTIFY that:

      1. The representations and warranties set forth in Article III of the Loan Agreement are true and correct in all material respects on the date hereof as if made on the date hereof, and no Event of Default, and no event or condition which with lapse of time or the giving of notice, or both, would constitute an Event of Default, exists on the date hereof.

      2. As of the date hereof, no circumstance exists, or change of law or regulation of any governmental authority has occurred, that would have a material adverse effect on (i) PriceSmart, (ii) the business, operations, prospects, condition (financial or otherwise), or property of PriceSmart or any other Person whose continuing viability is essential to PriceSmart,
      (iii) the ability of the Borrowers or any other party to perform in a timely manner their respective material obligations under any of the Financing Documents, (iv) the validity or enforceability of any material provision of any Financing Document, (v) the rights and remedies of OPIC, if any, under any of the Financing Documents, or (vi) the Liens provided to OPIC under the Security Documents;

      3. Attached hereto as Exhibit A is a schedule setting forth the Project costs to which the prior Disbursement have been applied, for which the proceeds of this Disbursement are presently needed;

      4. All conditions precedent to a disbursement under the IFC A Loan Agreement have been satisfied as of the date of this certificate.


      WITNESS my hand this [_____] day of [__________], 2001.


                                                   ----------------------------
                                                              [Name]
                                                            Treasurer

United States of America      )
                              )  ss:
                              )




            I, _____________________________, a [notary public in and for
_________________________], DO HEREBY CERTIFY that [Name], the Chairperson and Chief Executive Officer of PriceSmart, Inc. ("PRICESMART"), personally appeared before me in [_____________________], personally known to me and known by me to be the person who executed on behalf of the Borrowers the Officer's Certificate annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of the Borrowers, and that he had the necessary authority to do so. I DO FURTHER CERTIFY that [Name], Corporate Secretary of PriceSmart, personally appeared before me in [_______________________], personally known to me and known by me to be the person who executed on behalf of PriceSmart the Certificate of Corporate Secretary annexed hereto, who acknowledged the same to be [his/her] own free act and deed and the free act and deed of PriceSmart, and that [he/she] had the necessary authority to do so.

            Given under my hand and [notarial] seal this [_____] day of [__________], 2001.





                                    ------------------------------


                                    -----------------------------

                                                                   EXHIBIT E

                      PRIVILEGED BUSINESS INFORMATION

SELF MONITORING QUESTIONNAIRE FOR
                        INSURANCE & FINANCE PROJECTS

This form requests information from OPIC clients which is required by OPIC's governing legislation. The information provided in this questionnaire will allow OPIC to better assess the effects that OPIC-assisted projects have on the U.S. economy and employment, as well as the environment and economic development abroad. Complete responses to the collection of information in this form are mandatory, per the Foreign Assistance Act of 1961, as amended, Section 231(k)(2). Client information contained in this questionnaire will be deemed designated as privileged or confidential in accordance with OPIC's Freedom of Information Act (FOIA) regulations (22 CFR part 706) and will be treated as confidential to the extent permitted by the FOIA. An Agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid OMB control number with an expiration date that has not expired.

           PLEASE SEND COMPLETED FORM TO THE ATTENTION OF:
              Overseas Private Investment Corporation
              (An Agency of the United States Government)
                Statutory Review Department
                  1100 New York Avenue, NW; Washington DC 20527
                     Phone: (202) 336-8660      Fax:  (202) 218-0246


=========================================================================

  INSTRUCTIONS: Please answer all questions as completely as possible. If space is inadequate, please supply additional information on separate sheets of paper and attach them to this form. For all questions, the term "Project" refers to the NEW INVESTMENT associated with the OPIC insurance contract and/or finance agreement identified by number above. If this investment is an expansion of an existing enterprise, or otherwise only part of an enterprise, only the INCREMENTAL effects directly related to and resulting from the new investment should be provided.
=========================================================================


U.S.                                             CONTRACT/
SPONSOR                                           LOAN #
          ---------------------------------------        ----------------

FOREIGN
ENTERPRISE                                       COUNTRY
           --------------------------------------        ----------------

PROJECT
DESCRIPTION
          ---------------------------------------------------------------

NEW INVESTMENT
(FROM ALL SOURCES)                     AMOUNT ACTUALLY
IN FOREIGN                             INVESTED IN
ENTERPRISE          $                  FOREIGN          $
ORIGINALLY                             ENTERPRISE TO
CONTEMPLATED                           DATE
                    ----------------                    -----------------





NOTICE: Public reporting burden for this collecting of information is estimated to average three hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Agency Forms Officer, Overseas Private Investment Corporation, 1100 New York Avenue, NW, Washington, DC 20527; and to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503.

                      PRIVILEGED BUSINESS INFORMATION


                               PRIVILEGED BUSINESS INFORMATION

 ------------------------------------------------------------------------------------------------
 1   Has the description of the Project changed since it was originally approved by OPIC?
     No|_| Yes|_|
 ------------------------------------------------------------------------------------------------
     If Yes, please indicate the changes:

 ------------------------------------------------------------------------------------------------
 2   Has the Project become operational?    Yes |_| No |_| If so, give date:__________________
 ------------------------------------------------------------------------------------------------
                                                                            Starting     Ending
 3   Please specify the Project's most recently completed fiscal            Month/Yr:    Month/Yr:
     year and USE DATA FROM THIS YEAR TO ANSWER THE FOLLOWING
     QUESTIONS.
 ------------------------------------------------------------------------------------------------
 4   What is the total value of remittances (dividends, profits, loans/interest, royalties, etc.) from the Project?
 ------------------------------------------------------------------------------------------------
     a. To the United States?                                                   $
     --------------------------------------------------------------------------------------------
     b. To other countries, excluding the U.S. and Host Country?                $
 ------------------------------------------------------------------------------------------------
  5  What was the value of the Project's final destination sales to:  (IF MULTIPLE PRODUCT
     LINES, PLEASE PROVIDE INFORMATION ON EACH ON SEPARATE SHEET.  THIS QUESTION IS NOT
     APPLICABLE FOR BRANCH BANKS.)
 ------------------------------------------------------------------------------------------------
     a. The host country                                                        $
     --------------------------------------------------------------------------------------------
     b. The U.S.                                                                $
     --------------------------------------------------------------------------------------------
     c. Other countries (IN DESCENDING ORDER OF VALUE):
             1.  ___________________________________________                    $________________
             2.  ___________________________________________                    $________________
             3.  ___________________________________________                    $________________
             4.  REMAINING SALES                                                $________________
 ------------------------------------------------------------------------------------------------
 6   Has there been any decrease in the number of U.S. employees of the Project's   No|_| Yes|_|
     investors (or affiliates) producing, processing, and/or supporting goods/services comparable to those of the Project?
 ------------------------------------------------------------------------------------------------
     If Yes, please explain the reason for the decrease:

 ------------------------------------------------------------------------------------------------
 7   a. How much did the Project pay to the host government in duties, taxes,   $
        etc.?
     --------------------------------------------------------------------------------------------
     b. Were tax holidays in effect?                                            No  |_| Yes  |_|
     --------------------------------------------------------------------------------------------
     c. What are the estimated duties lost related to import substitution of    $
        the Project?
 ------------------------------------------------------------------------------------------------
 8 How many HOST COUNTRY NATIONALS were employed in the following categories:
 ------------------------------------------------------------------------------------------------
   Management/Professional:      employees          Labor/Other:             employees
 ------------------------------------------------------------------------------------------------
 9   a. Have there been any changes in the Project or the environment which        No  Yes
        have No Yes created new environmental, or occupational health & safety     |_| |_|
        issues?
                (IF SO, PLEASE ATTACH A BRIEF DESCRIPTION OF THE CHANGES AND THE
                               MEASURES TAKEN TO ADDRESS THEM.)
 ------------------------------------------------------------------------------------------------
     b. Labor conditions -- please check any that applied within the last 12 months:
          1. Labor Union_________     2. Collective Labor Agreement________     3. Strike________
          4. Age of Youngest Worker:
             Less than 14 Yrs.________    Less than 15 Yrs.________    Less than 16 Yrs.________
          5. Maximum Workweek Without Overtime:    40-44 Hrs. ________    45-48 Hrs. ________
                                                   Greater than 48 Hrs. ________
 ------------------------------------------------------------------------------------------------


                                PRIVILEGED BUSINESS INFORMATION

                         PRIVILEGED BUSINESS INFORMATION

   10.U.S. SUPPLIER AND PROCUREMENT INFORMATION: As indicated on the cover page, the client data you provide is privileged business information that OPIC treats as confidential, to the extent permitted by law. However, it is important for OPIC to be able to demonstrate some of the effects of your project. The historical U.S. supplier and procurement information in Section A of this question is particularly useful for OPIC to illustrate the specific benefits of your project for the U.S. economy. Unless you provide an attached sheet with a compelling reason why this information should not be made public, OPIC intends to use the information from Section A in public statements and releases.


------------------------------------------------------------------------------------------------
                                              TYPE OF GOOD
    A.  U.S. SUPPLIERS                         OR SERVICE         MOST RECENT FISCAL YEAR
                                                                 INITIAL        OPERATIONAL
  NAME OF SUPPLIER            CITY    STATE  Please indicate  PROCUREMENT(1)   PROCUREMENT(2)
                                                 if used
  ---------------------------------------------------------------------------------------------
  GENERAL
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
  SMALL BUSINESS(3)
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
                                                              $                $
  ---------------------------------------------------------------------------------------------
  REMAINING PROCUREMENT                                       $                $
  ------------------------------------------------------------=================================
                                                       TOTALS $                $
                                                              ---------------------------------



                                       INITIAL PROCUREMENT         OPERATIONAL PROCUREMENT
    B. HOST COUNTRY PROCUREMENT
       (MOST RECENT FISCAL YEAR)    $_____________________        $_____________________
                                       INITIAL PROCUREMENT         OPERATIONAL PROCUREMENT
    C. THIRD COUNTRY PROCUREMENT
       (MOST RECENT FISCAL YEAR)    $_____________________        $_____________________


11.   PLEASE DETAIL ANY ADDITIONAL U.S. OR HOST COUNTRY BENEFITS OF THE PROJECT.

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
     I HEREBY REPRESENT THE INFORMATION PROVIDED IN THIS DOCUMENT IS COMPLETE AND ACCURATE TO THE BEST OF MY KNOWLEDGE, AND THAT I AM AN AUTHORIZED REPRESENTATIVE OF THE INVESTOR.
 -------------------------------------------------------------------------------
     Signature:                                    Date:          Telephone:
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
     Name and title:
 -------------------------------------------------------------------------------
                         PRIVILEGED BUSINESS INFORMATION

-------------------
  (1) Procurement using funds from initial project funding.
  (2) On-going procurement funded by project revenues.
  (3) As of 1998, small businesses are defined by OPIC as companies with annual sales of less than $250 million, taking into account the consolidated sales of the parent company. If more space is needed for small business suppliers, include under "GENERAL" and denote with "(SB)" after supplier name, or attach a separate sheet.

                                                            EXHIBIT F


            INFORMATION TO BE INCLUDED IN ANNUAL REVIEW OF OPERATIONS

                   (See Section 6.06(h) of the Loan Agreement)

(1) SHAREHOLDINGS. Information on significant changes in share ownership of the Borrowers, the reasons for such changes, and the identity of major new shareholders.

(2) COUNTRY CONDITIONS AND GOVERNMENT POLICY. Report on any material changes in local conditions, including government policy changes, that directly affect the Borrowers (e.g. changes in government economic strategy, taxation, foreign exchange availability, price controls, and other areas of regulations.)

(3) MANAGEMENT AND TECHNOLOGY. Information on significant changes in (i) the Borrowers' senior management or organizational structure, and (ii) technology used by the Borrowers, including technical assistance arrangements.

(4) CORPORATE STRATEGY. Description of any changes to the Borrowers' corporate or operational strategy, including changes in products, degree of integration, and business emphasis.

(5) MARKETS. Brief analysis of changes in the Borrowers' market conditions (both domestic and export), with emphasis on changes in market share and degree of competition.

(6) OPERATING PERFORMANCE. Discussion of major factors affecting the year's financial results (sales by value and volume, operating and financial costs, profit margins, capacity utilization, capital expenditure, etc.).

(7) FINANCIAL CONDITION. Key financial ratios for previous year, compared with ratios covenanted in the Loan Agreement.